As filed with the Securities and Exchange              Registration No. 33-75248
Commission on February 24, 1998                        Registration No. 811-4536

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 7 TO
                             REGISTRATION STATEMENT
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
--------------------------------------------------------------------------------

       Variable Life Account B of Aetna Life Insurance and Annuity Company

                    Aetna Life Insurance and Annuity Company

            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56

        Depositor's Telephone Number, including Area Code: (860) 273-4686
--------------------------------------------------------------------------------


                           Julie E. Rockmore, Counsel
                    Aetna Life Insurance and Annuity Company
            151 Farmington Avenue, RE4A, Hartford, Connecticut 06l56
                (Name and Complete Address of Agent for Service)

--------------------------------------------------------------------------------

It is proposed that this filing will become effective:

     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [X]  on May 1, 1998 pursuant to paragraph (a)(1) of Rule 485

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             VARIABLE LIFE ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

                              Cross Reference Sheet



   Form N-8B-2
     Item No.       Part I - Prospectus

        1           Cover Page; The Separate Account; The Company
        2           Cover Page; The Separate Account; The Company
        3           Not Applicable
        4           Cover Page; The Company; Additional Information -
                    Distribution of the Policies
        5           The Separate Account; The Company
        6           The Separate Account; The Company
        7           Not Applicable
        8           Financial Statements
        9           Additional Information - Legal Matters
       10           The Separate Account; Charges & Fees; Policy Choices; Policy
                    Values; Policy Rights; Additional Information; Miscellaneous
                    Policy Provisions
       11           Allocation of Premiums; Policy Choices
       12           Cover Page; Allocation of Premiums
       13           Charges & Fees; Policy Choices; Term Insurance Rider;
                    Additional Information - Distribution of Policies
       14           Policy Values; Miscellaneous Policy Provisions
       15           Policy Summary; Allocation of Premiums - The Funds; Policy
                    Choices; Policy Values
       16           Policy Summary; Allocation of Premiums - The Funds; Policy
                    Values
       17           Policy Rights
       18           Allocation of Premiums; Policy Choices; Policy Rights
       19           Additional Information
       20           Not Applicable
       21           Policy Rights - Policy Loans:
       22           Not Applicable
       23           Directors and Officers
       24           Miscellaneous Policy Provisions
       25           The Company
       26           Charges and Fees
       27           The Company

   Form N-8B-2
     Item No.       Part I - Prospectus

       28           Directors and Officers
       29           The Company
       30           Not Applicable
       31           Not Applicable
       32           Not Applicable
       33           Not Applicable
       34           Not Applicable
       35           The Company; Additional Information
       36           Not Applicable
       37           Not Applicable
       38           Additional Information
       39           See Item 25
       40           See Item 26
       41           See Item 27
       42           See Item 28
       43           Financial Statements
       44           Policy Values - Accumulation Unit Value; Financial
                    Statements
       45           Not Applicable
       46           The Separate Accounts; Policy Values
       47           The Separate Accounts; Allocation of Premiums; Policy
                    Choices; Policy Values
       48           Not Applicable
       49           Not Applicable
       50           Not Applicable
       51           Cover Page; Policy Choices; Policy Values
       52           The Separate Account; Allocation of Premiums
       53           Tax Matters
       54           Not Applicable
       55           Not Applicable
       56           Not Applicable
       57           Not Applicable
       58           Not Applicable
       59           Financial Statements

Variable Life Account
B

        Underwritten By:
        Aetna Life Insurance and Annuity Company
        151 Farmington Avenue
        Hartford, Connecticut 06156
        (800) 334-7586


        Prospectus Dated May 1, 1998

        The Flexible Premium Variable Universal Life Insurance Policies

        The Policies offered in connection with this prospectus are Corporate VUL and Corporate VUL II*, two flexible premium variable universal life insurance policies ("Policies") offered by Aetna Life Insurance and Annuity Company (ALIAC, the Company, we, us or our). The Policies are intended to provide life insurance benefits. The Policies are designed to allow flexible premium payments, a choice of underlying funding options, and a choice from three Death Benefit Options. Your Policy's cash value may vary with the investment performance of the underlying funding options You choose. Policy cash value may be used to continue Your Policy in force, may be borrowed within certain limits, and may be fully or partially surrendered (subject to a surrender charge for Corporate VUL). Corporate VUL offers a Guaranteed Death Benefit provision through which the Policy can be guaranteed to stay in force by paying certain premiums.

        You may also choose to select one of the annuity settlement options upon maturity of the Policy. Prior to maturity of the Policy, You may apply the value of Your Policy minus the amount necessary to repay any loans in full and, for Corporate VUL, minus any applicable surrender charges, to one of the annuity settlement options. Upon death of the Insured, the beneficiary will be paid (a) the value of the Death Benefit Option in one lump sum, or (b) under one of the annuity settlement options.

        The Policy has a Free-Look Period during which You may return it to our Home Office for a refund. The refund may be more or less than the premiums paid. (See "Right to Examine the Policy.")

        It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with a Corporate VUL or Corporate VUL II Policy.

        The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. The Policyowner will have all rights and privileges under the Policy. The Policies may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans. These Policies may be used by large corporations as a means of funding death benefit liabilities incurred under executive retirement plans or as a source for funding cash flow obligations under such plans. The Policies are not designed to be used in an employer's pension or profit sharing plan.

        * The availability of Corporate VUL II is subject to state regulatory approval. Once Corporate VUL II is available, Corporate VUL will no longer be sold.

Variable Life
Account B


        This prospectus is intended to describe the variable options used to fund the Policies through the Separate Account. The variable funding options (collectively, the "Funds") currently available through the Separate Account are as follows:

        [bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP
        [bullet] Aetna Income Shares d/b/a Aetna Bond VP
        [bullet] Aetna Balanced VP (Formerly Aetna Investment Advisers Fund,
                 Inc.)
        [bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP
        [bullet] Aetna Value Opportunity VP (Formerly Aetna Variable Capital
                 Appreciation Portfolio.)
        [bullet] Aetna Growth VP (Formerly Aetna Variable Growth Portfolio.) [bullet] Aetna Index Plus Large Cap VP (Formerly Aetna Variable Index
                 Plus Portfolio.)
        [bullet] Aetna Small Company VP (Formerly Aetna Variable Small Company
                 Portfolio.)
        [bullet] Fidelity VIP Equity-Income Portfolio
        [bullet] Fidelity VIP Growth Portfolio
        [bullet] Fidelity VIP High Income Portfolio
        [bullet] Fidelity VIP Overseas Portfolio
        [bullet] Fidelity VIP II Asset Manager Portfolio
        [bullet] Fidelity VIP II Contrafund Portfolio
        [bullet] Janus Aspen Aggressive Growth Portfolio
        [bullet] Janus Aspen Balanced Portfolio
        [bullet] Janus Aspen Flexible Income Portfolio
        [bullet] Janus Aspen Growth Portfolio
        [bullet] Janus Aspen Worldwide Growth Portfolio
        [bullet] MFS Total Return Series
        [bullet] MFS World Governments Series
        [bullet] Oppenheimer Aggressive Growth Fund (Formerly Oppenheimer
                 Capital Appreciation Fund)
        [bullet] Oppenheimer Global Securities Fund
        [bullet] Oppenheimer Growth & Income Fund
        [bullet] Oppenheimer Strategic Bond Fund
        [bullet] Portfolio Partners, Inc. MFS Emerging Equities Portfolio [bullet] Portfolio Partners, Inc. MFS Research Growth Portfolio
        [bullet] Portfolio Partners, Inc. MFS Value Equity Portfolio
        [bullet] Portfolio Partners, Inc. Scudder International Growth Portfolio [bullet] Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio



        The availability of the above Funds is subject to applicable regulatory approvals. Not all Funds are available in all jurisdictions or under all Policies. The Statement of Additional Information ("SAI") for any of the Funds may be obtained by calling 800-334-7586.

        Please read this prospectus carefully and retain it for future reference.

        THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS.

        THIS PROSPECTUS AND OTHER INFORMATION ABOUT VARIABLE LIFE ACCOUNT B REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Policy Definitions ..................................................... vii
Policy Summary ......................................................... 1
The Separate Account ................................................... 2
Allocation of Premiums ................................................. 3
  Fixed Account ........................................................ 3
  Separate Account ..................................................... 3
  Mixed and Shared Funding ............................................. 7
Charges & Fees ......................................................... 8
  Premium Load ......................................................... 8
  Premium Load Refund................................................... 9
  Premium Tax Charge....................................................10
Charges and Fees Assessed Against the Total Account Value ..............10
  Charges and Fees Associated with the Variable Funding Options.........11
  Surrender Charge- Corporate VUL only .................................11
  Surrender Charges on Full and Partial Surrenders .....................12
Charges Assessed Against the Underlying Funds ..........................13
  Reduction of Charges .................................................15
Policy Choices .........................................................16
  Premium Payments .....................................................16
  Guaranteed Death Benefit -Corporate VUL only..........................17
  Life Insurance Qualification .........................................18
  Death Benefit Options ................................................19
  Transfers and Allocations to Funding Options .........................20
Policy Values ..........................................................21
  Total Account Value ..................................................21
  Accumulation Unit Value ..............................................21
  Maturity Value .......................................................22
  Surrender Value ......................................................22
Policy Rights ..........................................................23
  Partial Surrenders ...................................................23
  No Lapse Coverage -Corporate VUL only.................................24
  Reinstatement of a Lapsed Policy .....................................24
  Policy Loans..........................................................24
  Policy Changes .......................................................26
  Right to Examine the Policy ..........................................27
Death Benefit ..........................................................28
Policy Settlement ......................................................29
  Settlement Options ...................................................29
Term Insurance Rider ...................................................33
The Company ............................................................34
Directors & Officers ...................................................35
Additional Information .................................................38
  Reports to Policyowners ..............................................38
  Right to Instruct Voting of Fund Shares ..............................38
  Disregard of Voting Instructions .....................................39
  State Regulation .....................................................39
  Legal Matters ........................................................39
  The Registration Statement ...........................................39
  Distribution of the Policies .........................................40
  Records and Accounts .................................................40
  Independent Auditors .................................................41
  Year 2000.............................................................41

Tax Matters ............................................................42
  General ..............................................................42
  Federal Tax Status of the Company ....................................42
  Life Insurance Qualification .........................................42
  General Rules ........................................................43
  Modified Endowment Contracts .........................................43
  Diversification Standards ............................................44
  Investor Control .....................................................44
  Other Tax Considerations .............................................45
Misc. Policy Provisions ................................................47
  The Policy............................................................47
  Payment of Benefits ..................................................47
  Age ..................................................................47
  Incontestability .....................................................47
  Suicide ..............................................................47
  Coverage Beyond Maturity .............................................47
  Nonparticipation .....................................................48
Appendix A -
Illustrations of Death Benefits, Total Account Values and Surrender
Values, Corporate VUL...................................................49
Appendix B-
Illustrations of Death Benefits, Total Account Values and Surrender
Values, Corporate VUL II................................................51
Financial Statements of the Separate Account ...........................
Financial Statements of the Company ....................................

 Policy Definitions

        Accumulated Premium: The sum of all premiums paid from the Date of Issue accumulated at the Premium Accumulation Rate. The Accumulated Premium is used with Death Benefit Option 3.

        Accumulation Unit: A unit used to measure the value of a Policyowner's interest in each applicable funding option used to calculate the value of the variable portion of the Total Account Value before election of a Settlement Option.

        Additional Premiums: Any premium paid in addition to Planned Premiums.

        Amount at Risk: The Death Benefit before subtraction of outstanding loans, if any, divided by 1.0032737, minus the Total Account Value.

        Annuity: A series of payments for life or for a definite period.

        Attained Age: The Issue Age of the Insured increased by the number of Policy Years elapsed.

        Cost of Insurance: The portion of the Monthly Deduction attributable to the basic insurance coverage, not including riders, supplemental benefits or monthly expense charges.

        Date of Issue: The effective date of initial coverage. The Date of Issue and the effective date for any change in coverage will be the Date of Coverage Change shown in Supplemental Policy Specifications which will be sent to You. Coverage is conditional on payment of the first premium, if required, and issue of the Policy as provided in the application.

        Death Benefit: The amount payable in accordance with the Death Benefit Option chosen to the beneficiary upon the death of the Insured, after deduction of the Loan Account Value plus any accrued interest and any overdue deductions.

        Death Benefit Option: Any of three methods for determining the Death Benefit.

        Fixed Account: The fixed interest option offered under the Policy that guarantees a minimum interest rate of 4.0% per year.

        Fixed Account Value: The non-loaned portion of this Policy's Total Account Value attributable to the non-variable portion of the Policy. The Fixed Account Value is held in the General Account.

        Fund(s): One or more of the underlying funding options available under the Policy (as described in this Prospectus). Each of the Funds is an open-end management investment company whose shares are available to fund the benefits provided by the Policy.

        General Account: The Company's general asset account, in which assets attributable to the non-variable portion of Policies are held, i.e., the Loan Account Value and the Fixed Account Value.

        Grace Period: The 61-day period beginning on the Monthly Deduction Day on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Policy will terminate without value at the end of the 61-day period unless a sufficient payment described in the notification letter is received by the Company.


        Guaranteed Death Benefit Premium: Corporate VUL only - A specified premium that, if paid, will keep the Policy in force to attained age 80 or 100, even if the Surrender Value is insufficient to cover current monthly deductions


        Home Office: The principal executive office of the Company, located at 151 Farmington Avenue, Hartford, Connecticut.

        Insured: The person on whose life the Policy is issued.


        Issue Age: Corporate VUL-The Insured's age on his/her birthday on or prior to the Policy's Date of Issue. Corporate VUL II- The Insured's age on his/her birthday closest to the Policy's Date of Issue.


        Loan Account Value: An amount equal to the sum of all unpaid loans. The Loan Account Value does not include interest accrued since the last Policy anniversary. Such interest is payable in order to discharge any policy indebtedness.

        Maturity Date: The Policy anniversary on which the Insured reaches Attained Age 100.

        Maturity Value: The Total Account Value on the Maturity Date, less Loan Account Value plus any accrued interest.

        Minimum Monthly Premium: Corporate VUL only -The amount of premium which must be paid to assure that the Policy remains in force for at least five years after issue, assuming there have been no loans or surrenders.


        Monthly Deduction: The Monthly Deduction from the Total Account Value which includes the Cost of Insurance, charges for supplemental riders or benefits, and an administrative expense charge. The Monthly Deduction Day is the day that the deduction is actually taken.


        Net Premium: Corporate VUL- The premium paid, less the premium load. Corporate VUL II- The premium paid, less the premium load, less a Premium Tax Charge.

        Nonpreferred Loan: Corporate VUL only-Loans taken in the first ten Policy Years, and beginning in the eleventh Policy Year, loans taken in excess of the Preferred Loan Amount.


        Planned Premium: The amount of premium the Policyowner chooses to pay the Company on a scheduled basis. This is the amount for which the Company sends a bill.

        Policy(ies): The life insurance contracts described in this prospectus.

        Policyowner: The owner of the Policy, referred to as "You."

        Policy Year: Each twelve-month period, beginning on the Date of Issue, during which the Policy is in effect.


        Preferred Loan Amount: Corporate VUL only-A portion of the maximum loan amount available beginning in the eleventh Policy Year at zero net cost to the Policyowner. The Preferred loan is the amount taken.


        Premium Accumulation Rate: The annual rate at which premiums paid will be accumulated to determine the Death Benefit if Death Benefit Option 3 is selected. This rate is chosen by You at issue. Any amount requested in excess of 10% may be subject to additional underwriting.


        Premium Tax Charge: A charge equal to the state and municipal taxes associated with premiums received.


        Separate Account(s): Variable Life Account B (and Variable Annuity Account B when referring to a Settlement Option).

        Separate Account Value: The portion of the Policy's Total Account Value attributable to the variable portion of the Policy. The Separate Account Value is held in Variable Life Account B.

        Settlement Option(s): The manner in which a beneficiary may receive Annuity payments due from a Death Benefit, if elected upon Maturity, or which the insured may choose to receive Annuity payments from the Surrender Value of the Policy.

        Specified Amount: The amount, originally chosen by the Policyowner, used in determining the Death Benefit. It is initially equal to the Death Benefit. The Specified Amount may be increased or decreased as described in this prospectus.


        Surrender Charge: Corporate VUL only-The amount retained by the Company, upon the full or partial surrender of the Policy.

        Surrender Value: The amount a Policyowner can receive in cash by surrendering the Policy. This equals the Total Account Value (minus the applicable surrender charge for Corporate VUL) the Loan Account Value and any accrued interest, plus any credit for premium loads paid.

        Target Face Amount: Generally, the Policy's Death Benefit. If a Term Insurance Rider is attached to the Policy, the Target Face Amount is the Term Insurance Rider's Benefit Amount plus the Policy's Death Benefit which is dependent upon the Death Benefit Option in effect.

        Target Premium: A premium amount set by the Company to determine the amount of compensation it pays for Policy distribution.


        Total Account Value: The sum of the Fixed Account Value, Separate
        Account

        Value and the Loan Account Value.

        Valuation Period: The period of time from when the Company determines the Accumulation Unit Value and Settlement Option Unit Value of a variable investment option until the next time it determines such unit value. Currently, the calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.

        Variable Life Account B: A Separate Account of the Company established for the purpose of segregating assets attributable to the variable portion of life insurance contracts from other assets of the Company. It is organized as a unit investment trust.

Policy Summary


        The Policies offered in connection with this Prospectus are known as Corporate VUL and Corporate VUL II, flexible premium variable universal life insurance Policies. The availability of Corporate VUL II is subject to state regulatory approval. Proceeds as described in the Policies will be paid upon surrender, maturity, or death of the Insured.


        At the time of purchase, You must choose from three Death Benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. (See "Death Benefit Options.")

        Also at the time of purchase, You must choose which life insurance qualification method bests suits Your needs. Cash Value Accumulation or Guideline Premium. Both methods require a Policy to provide minimum ratios of life insurance coverage to Total Account Value. (See "Life Insurance Qualification.")


        The Corporate VUL Policy also offers a Guaranteed Death Benefit provision (may not be available in all states) which ensures that the Policy will stay in force even if the Surrender Value is insufficient to cover the current monthly deductions due to fund performance. For Corporate VUL, sufficient premiums must be paid in order to maintain a Guaranteed Death Benefit to Age 80 or 100. (See "Guaranteed Death Benefit.")


        At the time of purchase, You must also choose the amount of premium You intend to pay. You may vary premium payments to some extent and still keep Your Policy in force. However, sufficient premiums must be paid to continue the Policy and premium reminder notices will be sent for planned premiums and for premiums required to continue this Policy in force. If this Policy lapses it may be reinstated as discussed in Reinstatement of a Lapsed Policy.

        You must also choose how to allocate Net Premiums. Net Premiums allocated to the Separate Account must be allocated to one or more Funds, and allocations must be in whole percentages. The variable portion of this Policy is supported by the Funds You choose. The Fund value in each Fund is not guaranteed and will vary with the investment performance of that Fund.

        If the Fixed Account is selected, the Fixed Account Value will accumulate at rates of interest we determine. Such rates will not be less than 4.0% a year.

The Separate Account

        The Separate Account established for the purpose of providing Variable Options to fund the Policy is Variable Life Account B. Amounts allocated to the Separate Account are invested in the Funds. Each of the Funds is an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Funds currently available under the Separate Account, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Funds' investment objectives and restrictions and other material information relating to an investment in the Funds are contained in the prospectuses for each of the Funds which accompany this Prospectus.

        Variable Life Account B was established pursuant to a June 18, 1986, resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Funds with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the Policyowner.

        No stock certificates are issued to the Separate Account for shares of the Funds held in the Separate Account. Ownership of Fund shares is documented on the books and records of the Funds and of the Company for the Separate Account.

        The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the SEC of the Separate Account or the Company's management or investment practices or policies. The Company does not guarantee the Separate Account's investment performance.

Allocation of Premiums


         You may allocate all or a part of Your Net Premiums to the Fixed Account (part of the Company's General Account) or to the Funds currently available through the Separate Account in connection with the Policy. Not all funds may be available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Contract and to compliance with regulatory requirements.


         The investment results of the Funds, whose objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to Your long-term investment objectives. Except where otherwise indicated, all of the Funds are diversified, as defined in the Investment Company Act of 1940, as amended.


         In states which require a full refund of premiums during the Right of Policy Examination period (see "Right to Examine the Policy"), the first Net Premium will be allocated in its entirety to Aetna Money Market VP, regardless of the policy owner's premium allocation percentages until the day following the expiration of the Right of Policy Examination period. Any other Net Premium received prior to that day will also be allocated to Aetna Money Market VP. On the day following the expiration of the Right of Policy Examination, the policy value and future Net Premiums will be allocated in accordance with the policy owner's selected premium allocation percentages.

         If the policy is issued, any monies received prior to policy issue will be credited with the return attributable to Aetna Money Market VP from the date of receipt until the day the policy is issued or, for states which require the full premium refund, until the day following the Right of Policy Examination period on the issued policy.


         Fixed Account

         Amounts held in the Fixed Account will be credited with interest at rates of not less than 4.0% per year. Additional excess interest of up to 0.5% may be credited to the Fixed Account Value beginning in Policy Year 11. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.


         Separate Account

[bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. (1)

[bullet] Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio of debt securities. (1)

[bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide a high level of current income consistent with the preservation of capital and liquidity, primarily through investments in high quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S.

         Government. (1)


[bullet] Aetna Balanced VP (Formerly Aetna Investment Advisers Fund, Inc.) is a managed fund which seeks to maximize investment return consistent with reasonable safety of principal by investing in one or more of the following asset classes: stocks, bonds and cash equivalents based on the Company's judgment of which of those sectors or mix thereof offers the best investment prospects. (1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Value Opportunity VP (Formerly
         Aetna Variable Capital Appreciation Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks. The Portfolio will use a value-oriented approach in an attempt to outperform the total return performance of publicly traded common stocks represented by the S&P 500 Composite Stock Price Index ("S&P 500"), a broad based stock market index composed of 500 common stocks selected by the Standard & Poor's Corporation. The Portfolio uses the S&P 500 as a comparative benchmark because it represents approximately two-thirds of the total market value of all U.S. common stocks, and is well known to investors. (1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Growth VP (Formerly Aetna
         Variable Growth Portfolio) seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP
         (Formerly Aetna Variable Index Plus Portfolio) seeks to outperform the total return performance of publicly traded common stocks represented by the S&P 500. (1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Small Company VP (Formerly Aetna
         Variable Small Company Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations. Companies with smaller market capitalizations generally will have market capitalization at the time of purchase of $1 billion or less. (1)


[bullet] Fidelity Investments Variable Insurance Products Fund -- Equity-Income
         Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation. (2)

[bullet] Fidelity Investments Variable Insurance Products Fund -- Growth
         Portfolio seeks to achieve capital appreciation by investing primarily in common stock, although the Fund is not limited to any one type of security. (2)

[bullet] Fidelity Investments Variable Insurance Products Fund--High Income
         Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed income securities, while also considering growth of capital. Lower-rated corporate debt obligations are commonly known as "junk bonds" or "high yield, high risk bonds" and involve significant degree of risk (see the Fund's prospectus for a discussion of the risk factors involved in investing in lower-rated corporate debt obligations). (2)

[bullet] Fidelity Investments Variable Insurance Products Fund -- Overseas
         Portfolio seeks long-term growth of capital primarily through investments in foreign securities (at least 65% from at least three countries outside of North America). Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuation. (2)

[bullet] Fidelity Investments Variable Insurance Products Fund II -- Asset
         Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments. (2)

[bullet] Fidelity Investments Variable Insurance Products Fund II -- Contrafund
         Portfolio seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are undervalued or out-of-favor. (2)

[bullet] Janus Aspen Series -- Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index, which as of December 31, 1997 included companies with capitalizations between approximately $XX million and $XX billion, but which is expected to change on a regular basis. (3)

[bullet] Janus Aspen Series -- Balanced Portfolio seeks long-term capital growth consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential. (3)

[bullet] Janus Aspen Series--Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. Total return is expected to result from a combination of current income and capital appreciation. The Portfolio invests in all types of income producing securities and may have substantial holdings of debt securities rated below investment grade (e.g., junk bonds). (3)

[bullet] Janus Aspen Series -- Growth Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its objective by investing in common stocks of companies of any size. (3)

[bullet] Janus Aspen Series -- Worldwide Growth Portfolio seeks long-term growth of capital consistent with the preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers. (3)

[bullet] MFS Total Return Series seeks to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide a reasonable opportunity for growth of capital and income. Under normal market conditions, at least 25% of the Total Return Series' assets will be invested in fixed income securities, and at least 40% and no more than 75% of the Series' assets will be invested in equity securities. (4)

[bullet] MFS World Governments Series seeks not only preservation, but also growth of capital, together with moderate current income. The Series seeks to achieve its objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. Consistent with its investment objective and policies, the Series may invest up to 100% (and generally expects to invest not more than 80%) of its net assets in foreign securities which are not traded on a U.S. exchange. (4)


[bullet] Oppenheimer Aggressive Growth Fund (Formerly Oppenheimer Capital
         Appreciation Fund) seeks to achieve capital appreciation by investing in "growth-type" companies. (5)


[bullet] Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative. (5)

[bullet] Oppenheimer Growth & Income Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities. (5)

[bullet] Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. (5)

[bullet] Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks long-term growth of capital by investing primarily in common stocks issued by companies that its subadviser believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). (6)

[bullet] Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income by investing primarily in common stocks or securities convertible into common stocks issued by companies that the subadviser believes to possess better-than-average prospects for long-term growth, and, to a lesser extent, in income-producing securities including bonds and preferred stock. (6)

[bullet] Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation by investing primarily in common stocks. (6)

[bullet] Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities. (7)

[bullet] Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, seeks to increase dividend income by investing primarily in common stocks issued by a diversified group of well-established growth companies. (8)


     Investment Advisers for each of the Funds:
        (1) Aeltus Investment Management, Inc.
        (2) Fidelity Management & Research Company
        (3) Janus Capital Corporation
        (4) Massachusetts Financial Services Company ("MFS")
        (5) OppenheimerFunds, Inc.
        (6) Aetna Life Insurance and Annuity Company (adviser);
            Massachusetts Financial Services Company ("MFS")(sub-adviser
        (7) Aetna Life Insurance and Annuity Company (adviser);
            Scudder, Stevens & Clark, Inc. (sub-adviser)
        (8) Aetna Life Insurance and Annuity Company (adviser);
            T. Rowe Price Associates, Inc. (sub-adviser)


        The availability of the Funds listed above is subject to applicable regulatory approvals. Not all Funds are available in all jurisdictions or under all Policies.

        There is no assurance that the Funds will achieve their investment objectives. Policyowners bear the full investment risk of investments in the Funds selected.

        Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Funds for a discussion of the risks associated with an investment in those funds. You should refer to the accompanying prospectuses of the Funds for more complete information about their investment policies and restrictions.

        Mixed and Shared Funding

        Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policies described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

Charges & Fees


        Premium Load

        The premium load is deducted from your premium payments. This load represents administrative expenses associated with the startup and maintenance of a Policy, and, for Corporate VUL, includes average applicable state premium taxes. The Company is responsible for payment of premium taxes and other amounts payable with respect to Your premium payments to the extent they exceed the premium load. DAC taxes are paid by the Company.

        Corporate VUL

        1. Guaranteed Premium Load

             The premium load is guaranteed to be no higher than the amounts shown in the following table.

                  Premiums Paid up to the         Premiums Paid over the
                  first year's Guaranteed Death   first year's Guaranteed Death
                  Benefit Premium                 Benefit Premium
Policy Year(s)    to age 80                       to age 80
--------------    -----------------------------   -----------------------------
1                 10%                             5%

2 and after       5%                              5%

        2. Current Premium Load

             The premium load is currently set at the amounts shown in the following table.

                  Premiums Paid up to the         Premiums Paid over the
                  first year's Guaranteed Death   first year's Guaranteed Death
                  Benefit Premium                 Benefit Premium
Policy Year(s)    to age 80                       to age 80
--------------    -----------------------------   -----------------------------
1                 7%                              2%

2 and after       2%                              2%

        Corporate VUL II (availability subject to state regulatory approval)

        1. Guaranteed Premium Load

             The premium load is guaranteed to be no higher than the amounts shown in the following table.

                   Premiums Paid up to             Premiums Paid greater than
                   Target Premium-                 Target Premium-
                   load is this percentage of      load is this percentage of
Policy Year(s)     premium                         premium
--------------     --------------------------      --------------------------
1                  15%                             6%

2-5                10%                             6%

6 and after        6%                              6%

        2. Current Premium Load

             The premium load charge is currently set at the amounts shown in the following table.

                   Premiums Paid up to             Premiums Paid greater than
                   Target Premium -                Target Premium -
                   load is this percentage of      load is this percentage of
Policy Year(s)     premium                         premium
--------------     --------------------------      --------------------------
1                  10.5%                           2.5%

2-5                7.5%                            1.5%

6-7                3.5%                            1.5%

8 and after        1.5%                            1.5%

        Premium Load Refund

        Upon a full surrender of Your Policy within the first 36 months of the Policy for Corporate VUL and first 24 months for Corporate VUL II if Your Policy is not in default you may be entitled to a credit for some or all of the premium loads which have been deducted from your premium payments although a Surrender Charge will also apply for Corporate VUL. To determine the Surrender Value during the premium load refund period the Total Account Value will be reduced by the applicable Surrender Charge (Corporate VUL only) and the amount of any Loan Account Value, including accrued interest. That amount would be increased by the applicable credit for the premium load. For Corporate VUL II, a decrease in the specified amount in Policy Years 1 or 2 will proportionately decrease the amount of the premium load refund.

        Calculation of the Premium Load Refund Amount

        Corporate VUL

        For Policies which are surrendered during the first twelve months after the Date of Issue, the credit will be the sum of all premium loads deducted. For Policy Months 13 through 36, the credit will be equal to the sum of all premium loads deducted since the Date of Issue multiplied by twelve and then divided by the number of Policy Months since the Date of Issue of the Policy. For example, during Policy Month 24, the credit would be equal to the total of all premium loads deducted since the Date of Issue multiplied by 12/24, or half of all premium loads paid. No credits apply if a Policy is in default.

        Corporate VUL II

        For Policies surrendered during the first twelve months after the Date of Issue, the refund is 7% of premium paid in the first Policy Year up to the Target Premium and 3% of premium paid in the first Policy Year above Target Premium. For months 13 through 24, the refund is 75% of the first Policy Year refund amount.

        Premium Tax Charge

        For Corporate VUL II, except as noted below, an amount equal to the state and municipal taxes associated with premiums received is deducted from premium payments. However, for Policies issued or delivered in New York, this charge is currently 1.75% and is guaranteed not to exceed 5% of premium received.

        Charges and Fees Assessed Against the Total Account Value

        A Monthly Deduction is made from the Total Account Value. The Monthly Deduction is made as of the same day each month, beginning with the Date of Issue. The Monthly Deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. The Cost of Insurance for Corporate VUL depends on the Attained Age, risk class of the Insured and Specified Amount. For Corporate VUL II, the Cost of Insurance depends on the Issue Age, risk class of the Insured and the number of Policy Years elapsed and Specified Amount of the Policy.

        Once a Policy is issued, Monthly Deductions, including Cost of Insurance charges, will begin as of the Date of Issue, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the Specified Amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount.

        The Monthly Deduction also includes a monthly administrative expense charge during all Policy Years as follows:

                Corporate VUL-$7
                Corporate VUL II-$6 currently, guaranteed not to exceed $10.

        The monthly administrative expense charge is for items such as premium billing and collection, Policy value calculation, confirmations and periodic reports and will not exceed our costs. The Monthly Deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating Accumulation Units and withdrawing the value of the liquidated Accumulation Units from each funding option in the same proportion as their respective values have to Your Fixed Account and Separate

        Account Values.

        Charges and Fees Associated with the Variable Funding Options

        The Company deducts a daily charge from the assets of Variable Life Account B for mortality and expense risks assumed by it in connection with the Policy.

        The amount of this charge is a percentage of the average daily net assets of the Separate Account based on Policy Years as follows.

        1. Corporate VUL

                 Policy Years     Percentage of Separate Account Average Daily
                                                   Net Assets
                     1-10                            0.70%
                 11 and later                        0.20%

        2. Corporate VUL II

                 Policy Years     Percentage of Separate Account Average Daily
                                                   Net Assets
                     1-10                            0.70%
                 11 and later                        0.35%

        The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis.

        Administrative Charge-Corporate VUL only

        The Company also deducts a daily administrative charge equivalent on an annual basis to 0.30% of the average daily net assets of Variable Life Account B to compensate the Company for expenses associated with the administration and maintenance of the Policies. These types of expenses are described above in connection with the monthly administrative charge. The daily administrative charge and the monthly administrative charge work together to cover the Company's administrative expenses. In later years of the Policy, the revenue collected from the daily asset-based charge grows with the Total Account Value to cover increased expenses from Account-based transactional expenses. The daily administrative charge is guaranteed not to exceed 0.50% of the average daily net assets of the Separate Account on an annual basis.

        Surrender Charge-Corporate VUL only

        If You surrender Your Policy (in whole or in part) a surrender charge may apply, as described below.

        This charge is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first year administrative costs. The maximum portion of the Surrender Charge applied to reimburse the Company for sales and promotional expense is 30% of the first year's Minimum Monthly Premium. (Any surrenders may result in tax implications; see "Tax Matters.")

        The initial Surrender Charge, as specified in Your Policy, is based on the Specified

        Amount. It also depends on the Insured's Attained Age and risk class. Once determined, the Surrender Charge will decrease annually until it reaches zero after nine years.

        If You increase the Specified Amount, a new Surrender Charge will be applicable, in addition to the then existing Surrender Charge. This charge will be determined based on the Insured's Attained Age and risk class. The Surrender Charge applicable to the increase will be equal to the Surrender Charge on a new Policy whose Specified Amount equals the amount of the increase, and will cover administrative expenses. The additional surrender charge will also decrease annually until it reaches zero after nine years.

        If You decrease the Specified Amount while the Surrender Charge applies, the Surrender Charge will remain the same as it was before the decrease.

        Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be charged to and paid by the Company.

        Surrender Charges on Full and Partial Surrenders

        Full Surrender: All applicable Surrender Charges are imposed.

        Partial Surrender: A proportional percentage of all Surrender Charges is imposed. The proportional percentage is the amount of the net partial surrender divided by the sum of the Fixed Account Value and the Separate Account Value less full Surrender Charges. When a partial surrender is made, any applicable remaining Surrender Charges will be reduced in the same proportion.

        No surrender charge applies to Corporate VUL II.

        Charges Assessed Against the Underlying Funds


        The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1997:


                                            Investment
                                         Advisory Fees(1)      Other Expenses     Total Fund
                                          (after expense       (after expense       Annual
                                          reimbursement)       reimbursement)      Expenses
Aetna Balanced VP (2)
Aetna Bond VP(2)
Aetna Growth VP(2)
Aetna Growth and Income VP(2)
Aetna Index Plus Large Cap VP(2)
Aetna Money Market VP(2)
Aetna Value Opportunity VP(2)
Aetna Small Company VP(2)
Fidelity VIP Equity-Income Portfolio(3)
Fidelity VIP Growth Portfolio(3)
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio(3)
Fidelity VIP II Asset Manager Portfolio(3)
Fidelity VIP II Contrafund Portfolio(3)
Janus Aspen Aggressive Growth Portfolio(4)
Janus Aspen Balanced Portfolio(4)
Janus Aspen Flexible Income Portfolio
Janus Aspen Growth Portfolio(4)
Janus Aspen Worldwide Growth Portfolio(4)
MFS Total Return Series(5)
MFS World Governments Series(5)
Oppenheimer Aggressive Growth Fund
Oppenheimer Global Securities Fund


                                       13


Oppenheimer Growth & Income Fund
Oppenheimer Strategic Bond Fund
Portfolio Partners Inc., MFS Emerging
  Equities Portfolio(6)(7)
Portfolio Partners Inc., MFS Research Growth
  Portfolio(6)(7)
Portfolio Partners Inc., MFS Value Equity
  Portfolio(6)
Portfolio Partners Inc., Scudder
  International Growth Portfolio(6)
Portfolio Partners Inc., T. Rowe Price
  Growth Equity Portfolio(6)

(1) Certain of the Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.

(2) The Portfolios' Investment Adviser has agreed to waive a portion of its fee or to reimburse the Portfolios for certain expenses so that aggregate expenses do not exceed the following percentage of each Portfolios net assets: XX% for Aetna Balanced VP: XX% for Aetna Bond VP; XX% for Aetna Growth VP; XX% for Aetna Growth and Income VP; XX% for Aetna Index Plus Large Cap VP; XX% for Aetna Money Market VP; XX% for Aetna Small Company VP and XX% for Aetna Value Opportunity VP. Without such waiver or reimbursement, aggregate expenses for the fiscal year ended December 31, 1997 would have been XX% for Aetna Balanced VP: XX% for Aetna Bond VP; XX% for Aetna Growth VP; XX% for Aetna Growth and Income VP; XX% for Aetna Index Plus Large Cap VP; XX% for Aetna Money Market VP; XX% for Aetna Small Company VP and XX% for Aetna Value Opportunity VP.

(3) A portion of the brokerage commissions that certain funds pay was used to reduce expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses would have been XX% for Equity-Income Portfolio, XX% for Growth Portfolio, XX% for Overseas Portfolio, XX% for Asset Manager Portfolio; and XX% for Contrafund Portfolio.

(4) The fees and expenses shown above are based on gross expenses of the Shares before expense offset arrangements for the fiscal year ended December 31, 1997 The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth, and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Fund Annual Expenses would have been XX%, XX% and XX% for Aggressive Growth Portfolio; XX%, XX% and XX% for Balanced Portfolio; XX%, XX% and XX% for Growth Portfolio; and XX%, XX% and XX% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Portfolio's Board of Trustees.

(5) The adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed XX% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the MFS Total Return Series and MFS World Governments Series would be XX% and XX%, respectively, and "Total Fund Annual Expenses" would be XX% and XX%, respectively, for these Series. Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(6) Each Portfolio's aggregate expenses are limited to the advisory and administrative fees disclosed above through April 30, 1999. Without these limitations, the aggregate expenses for the current period are estimated to be as follows: XX% for the Portfolio Partners, Inc. MFS Emerging Equities Portfolio; XX% for the Portfolio Partners, Inc. MFS Research Growth Portfolio; XX% for the Portfolio Partners, Inc. MFS Value Equity Portfolio; XX% for the Portfolio Partners, Inc. Scudder International Growth Portfolio and XX% for the Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio;

(7) The advisory fee is XX% of the first $500 million in assets and XX% on the excess.

Reduction of Charges

The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the Policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which We believe to be relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Policyowners.

Policy Choices

When You buy a Policy, You make several important choices:

[bullet] Which Life Insurance Qualification method best suits Your needs -- Cash
         Value Accumulation or Guideline Premium;

[bullet] Which one of the three Death Benefit Options You would like;

[bullet] The Premium Accumulation Rate You would like if You choose Death
         Benefit Option 3;

[bullet] The way Your premiums will be allocated to the Funds and/or the Fixed
         Account;

[bullet] The amount of premium You intend to pay. For Corporate VUL only, you must decide whether You want to pay the amount necessary to guarantee Your Death Benefit to age 80 or 100.

         Each of these choices is described in detail below:

         Premium Payments

         Planned Premiums are those premiums You choose to pay on a scheduled basis. We will bill You annually, semiannually, or quarterly, or at any other agreed-upon frequency. Additional Premiums are any premiums You pay in addition to Planned Premiums.

         Corporate VUL only

         During the first five Policy years, payment of the Minimum Monthly Premium assures that the Policy will remain in force, as long as there are no partial surrenders or loans taken during that time. The Minimum Monthly Premium is stated in the Policy. If Minimum Monthly Premiums are not paid, or there are partial surrenders or loans taken during the first five Policy Years, the Policy will lapse if the Surrender Value is less than the next Monthly Deduction.

         Minimum Monthly Premiums are current if premiums paid, minus loans and partial surrenders, are greater than or equal to the Minimum Monthly Premium multiplied by the number of months the Policy has been in force.

         Corporate VUL and Corporate VUL II

         Payment of Minimum Monthly Premiums, Planned Premiums, or Additional Premiums in any amount will not, except as noted above, guarantee that Your Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause Your Policy to lapse. For Corporate VUL, not paying Your Planned Premiums can, however, cause the Guaranteed Death Benefit provision to terminate. (See "Guaranteed Death Benefit.") The Policy's surrender value must be sufficient to cover the next Monthly Deduction or, for Corporate VUL only, the No Lapse Coverage must be in effect to keep the policy in force.


         At any time, You may increase Your Planned Premium by written notice to us, or pay Additional Premiums, except that:

[bullet] We may require evidence of insurability if the Additional Premium or the new Planned Premium during the current Policy Year increases the difference between the Death Benefit and the Total Account Value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without investing such amounts in the underlying funding options.

[bullet] If You have chosen the Guideline Premium method for Life Insurance
         Qualification in no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance. (See "Tax Considerations for Policyowners.")

[bullet] If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitations, we will only accept that portion of the premium which will make total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

[bullet] If You make a sufficient premium payment when You apply for a Policy, and have answered favorably to certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

[bullet] After the first premium payment, all premiums must be sent directly to our Home Office and will be deemed received when actually received at the Home Office. Your premium payments received during a Valuation Period at the Home Office will be allocated as You have directed and amounts allocated to the Funds will be credited at the Accumulation Unit value determined at the end of the Valuation Period after each payment is received in the Home Office.

         You may reallocate Your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after You have received written verification from us.

         Under limited circumstances, we may backdate a Policy, upon request, by assigning a Date of Issue earlier than the date the application is signed, but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that You can purchase a particular Policy Specified Amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, You must pay the minimum premium payable for the period between the Date of Issue and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with Accumulation Units. You cannot be credited with Accumulation Units until your Net Premium is actually deposited in the Separate Account. (See "Policy Values.")


         If we decline an application for a policy we will refund all premium payments made.

         Guaranteed Death Benefit- Corporate VUL only


         The Guaranteed Death Benefit assures that as long as the Guaranteed Death Benefit Premium test, as described below, is met, the Policy will stay in force even if the Surrender Value is insufficient to cover monthly deductions.

         By paying the required Guaranteed Death Benefit Premium, You can choose which Guaranteed Death Benefit will be in effect. This benefit may not be available to all risk classes and is only available in those states where it has been approved, (e.g., not available in New York.) The Guaranteed Death Benefit is available to age 80 or to age 100.

         We will test annually to determine if the sum of all premiums paid to date are sufficient to support the Guaranteed Death Benefit then in effect. In order for the Guaranteed Death Benefit to be in effect, the cumulative premiums paid less partial surrenders must be greater than or equal to the required monthly Guaranteed Death Benefit Premium times the number of months elapsed since the Policy's Date of Issue.

         If these premiums are deficient, the Policyowner will be notified and given 61 days to pay the amount deficient. If the Guaranteed Death Benefit to age 100 had been in place, and the amount deficient is not received within the 61-day period, the Guaranteed Death Benefit to age 80 will be substituted. If the cumulative premium test is satisfied based on the Guaranteed Death Benefit Premium to age 80, the Guaranteed Death Benefit to age 80 will then be in effect. Otherwise the Guaranteed Death Benefit will terminate. If the Guaranteed Death Benefit to age 80 had been in effect and the amount deficient is not received within the 61-day period, the Guaranteed Death Benefit will terminate.

         If the Guaranteed Death Benefit is terminated it may not be reinstated.

         Increases, decreases, partial surrenders, and option changes may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual Guaranteed Death Benefit test has been met.

         Life Insurance Qualification

         A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code of 1986, as amended. At the time of purchase, You may choose a Policy which uses either the Guideline Premium test or the Cash Value Accumulation test. Both methods require a life insurance policy to meet minimum ratios of life insurance coverage to Total Account Value. We refer to the ratios as Applicable Percentages. We refer to required life insurance coverage in excess of the Total Account Value as the Death Benefit corridor.


         The Applicable Percentages for the Guideline Premium test are 250% through Attained Age 40, decreasing over time to 100% at Attained Age 95 and above. The Guideline Premium test also restricts the maximum premiums that may be paid into a life insurance policy for a specified Death Benefit. The Cash Value Accumulation test does not limit premiums which may be paid but has higher required Applicable Percentages. For example, Applicable Percentages for Corporate Vul Non-Smokers range from 716% at Attained Age 20, 372% at Attained Age 40 to 100% at Attained Age 100. Applicable Percentages for Corporate Vul II Non-Smokers range from 730% at Attained Age 20, 380% at Attained Age 40 to 100% at Attained Age 100.


         If Your primary objective were to pay as much premium as possible into the Policy to target a cash value funding objective, generally a Cash Value Accumulation method policy would best meet Your needs, since it generally permits higher premium payments. The choice, however, might result in higher eventual Cost of Insurance charges because of the higher Death Benefit corridor. In addition, the payment of higher premiums which would be associated with choosing the Cash Value Accumulation method, increases the possibility that the amount paid into the Policy will exceed the amount that would have been paid had the Policy provided for seven level annual premiums (the "7-pay test"). If premiums paid exceed such limit during any 7-pay testing period, any partial surrender or Policy loan may be subject to federal income taxation. (See "Tax Considerations for Policyowners.")

         If Your primary objective were to maximize the potential for growth in Total Account Value, or to conserve Total Account Value, generally a Guideline Premium Policy would best meet Your needs. This is because the Applicable Percentages are lower, resulting in lower Cost of Insurance charges for the smaller required Death Benefit corridor coverage.

         If Your primary objective were to provide a specified Death Benefit at low cost, then generally there is no difference between the testing methods because the planned premium will be less than the maximum premium limit under the Guideline Premium test and additional Death Benefit insurance coverage may not be necessary under either testing method to comply with the Death Benefit corridor requirements.

         Death Benefit Options

         At the time of purchase, You must choose from three available Death Benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. The Death Benefit may be affected by partial surrenders. The Death Benefit for all three options will be reduced by the Loan Account Value plus any accrued interest.


         Under Option 1, the Death Benefit will be the greater of the Specified Amount or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 1 generally provides a level Death Benefit.

         Under Option 2, the Death Benefit will be the greater of the Specified Amount, plus the Total Account Value or the Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options You choose.

         Under Option 3, the Death Benefit will be the greater of the Specified Amount plus the Accumulated Premium(s) accumulated at the Premium Accumulation Rate or Target Face Amount if a Term Insurance Rider is attached to the Policy (see "Term Insurance Rider"), or the Applicable Percentage of the Total Account Value but will not exceed the total Death Benefit paid under Option 2. This option may only be selected at issue.

         The choice of Death Benefit Option should be based upon the pattern of Death Benefits which best matches the intended use of the Policy. For example, an Option 1 Policy should be chosen for a simple, fixed, level total Death Benefit need. Option 2 would be chosen to provide a level death benefit in addition to the Policy Total Account Value, and Option 3 would provide a level death benefit for the Specified Amount plus a return of Accumulated Premiums.

         Choosing the option which provides the lowest pattern of Death Benefits which meets the desired need will be the most efficient for accumulating potential cash value, since the lower Cost of Insurance charges will improve the growth or preservation of the Total Account Value. Other than providing the appropriate pattern of desired Death Benefits, there is no economic advantage of one option over another, since the Cost of Insurance charges for all three Options is based upon the amount at risk, the difference between the Death Benefit and the Total Account Value each month.

         The same is true for the choice of a Premium Accumulation Rate under Option 3. Choice of a higher Premium Accumulation Rate will cause the death benefit to increase more rapidly, but this will also generate higher Cost of Insurance charges and lower the potential growth in Total Account Value.

         Transfers and Allocations to Funding Options

         At purchase, You must decide how to allocate Your Net Premiums among the Funds and/or the Fixed Account. Net Premiums must be allocated in whole percentages. You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to or transferring values among the Funds.


         Before the Maturity Date, You may transfer Policy values from one Fund to another at any time, or to the Fixed Account. For Corporate VUL II, the company reserves the right to charge $25 for each transfer after the twelfth transfer per year. Within 45 days after each Policy anniversary, and before the Maturity Date, You may also transfer a portion of the Fixed Account Value to one or more Funds. A transfer from the Fixed Account is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next Valuation Period after Your request is received at the Company's Home Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1000.


         Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined at the end of the Valuation Period after Your request is received by us at our Home Office. (See "Accumulation Unit Value.")

Policy Values

        Total Account Value

        Once Your Policy has been issued, each Net Premium allocated to a funding option through the Separate Account is credited in the form of Accumulation Units for the funding option based on that funding option's Accumulation Unit value (see below). Each Net Premium received after the Date Of Issue will be credited to Your Policy at the Accumulation Unit value(s) determined for the Valuation Period in which it is received by us at our Home Office following the Date of Issue of the Policy. (See "Premium Payments.") The number of Accumulation Units credited is determined by dividing the Net Premium by the value of an Accumulation Unit computed at the end of the Valuation Period during which we receive the premium. Shares in each Fund elected by You will be purchased by the Separate Account at the net asset value next determined by the Fund following receipt of the Net Premium by the Company. Since each Fund has its own Accumulation Unit value, a Policyowner who has elected a combination of funding options will have Accumulation Units credited for each funding option.

        The Total Account Value of Your Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable funding option by its appropriate current Accumulation Unit value; (b) if You have elected a combination of funding options, totaling the resulting values; (c) adding any values attributable to the Fixed Account; and (d) any values attributable to the Loan Account Value.

        The number of Accumulation Units credited to a Policy for each funding option will not be changed by any subsequent change in the value of an Accumulation Unit. The number is increased by subsequent contributions or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

        There is no assurance that the Separate Account Value of the Policy will equal or exceed the premiums paid and allocated to the Separate Account.

        You will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy for each Fund, the current Accumulation Unit values, the Separate Account Value, the Fixed Account Value, and the Total Account Value.

        Accumulation Unit Value

        The value of an Accumulation Unit for any Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus 1.0000000. The net investment rate is determined separately for each Fund as follows:

        The net investment rate equals (a) the net assets of the Fund held in Variable Life Account B at the end of a Valuation Period, minus (b) the net assets of the Fund held in Variable Life Account B at the beginning of that Valuation Period, plus or minus (c) taxes or provisions for taxes, if any, attributable to the operation of Variable Life Account B, divided by (d) the value of the Accumulation Units held by Variable Life Account B at the beginning of the Valuation Period, minus (e) a daily charge for mortality and expense risk and for administrative expenses in connection with these Policies. (See "Charges and Fees Associated with the Variable Funding Options.")

        Maturity Value

        The Maturity Value of the Policy is the Total Account Value on the Maturity Date, less the Loan Account Value and any unpaid accrued interest.

        Surrender Value

        The Surrender Value of Your Policy is the amount You can receive in cash by surrendering the Policy. All or part of the Surrender Value may be applied to one or more of the Settlement Options. (See "Surrender Charge.")

Policy Rights

        Partial Surrenders


        A partial surrender may be made at any time after the first Policy Year. If, at the time of a partial surrender Your Total Account Value is attributable to more than one funding option, the Surrender Charge (Corporate VUL only), transaction charge and the amount paid to You upon the surrender will be taken proportionately from the Accumulation Unit values in each funding option.


        The amount of a partial surrender may not exceed the Surrender Value on the date the request is received and may not be less than $500.

        Partial surrenders may only be made prior to election of a Settlement Option.

        For an Option 1 Policy (see "Death Benefit Options"):

        A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

        For an Option 2 Policy (see "Death Benefit Options"):

        A partial surrender will reduce the Total Account Value and the Death Benefit, but it will not reduce the Specified Amount.

        For an Option 3 Policy (see "Death Benefit Options"):

        A partial surrender will reduce the Total Account Value, Death Benefit, and Specified Amount. The Specified Amount and Total Account Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.


        Payment of any amount due from the Separate Account Values on a full or partial surrender will be made within seven calendar days after we receive Your written request at our Home Office in form satisfactory to us. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Commission may require. Additionally, for Corporate VUL II, payment may be postponed when trading on the New York Stock Exchange is restricted, when an emergency exists so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or during any other period when the SEC, by order, so permits for the protection of securityholders. Payment from the Fixed Account Values may be deferred up to 6 months, except when used to pay premiums to the Company.


        The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

        No Lapse Coverage - Corporate VUL only

        A Corporate VUL Policy will not terminate during the five-year period after its Date of Issue or the Date of Issue of any increase if, on each Monthly Deduction Day within that period, the sum of premiums paid equals or exceeds: 1) the sum of the Minimum Monthly Premiums for each Policy month from the Date of Issue, including the current month; plus,
        2) any partial surrenders; plus 3) any increase in Loan Account Value since the Policy's Date of Issue or the effective date of any increase.


        If, on each Monthly Deduction Day within the five-year period, the sum of premiums paid is less than the sum of items 1, 2, and 3 above, and the Surrender Value is insufficient to cover the current Monthly Deduction, the Grace Period provision will apply. (See "Grace Period.")

        After the five-year period expires, and depending on the investment performance of the Funds, the Total Account Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary, unless the Guaranteed Death Benefit provision is in effect.

        Reinstatement of a Lapsed Policy


        A lapse occurs if Your Monthly Deduction is greater than the Policy's Surrender Value and no payment to cover the deduction is made within the 61 days of our notifying You.

        You can apply for reinstatement within five years after the date of lapse and before the Maturity Date. To reinstate Your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deductions, plus two additional Monthly Deductions.

        For Corporate VUL only, if the Policy is reinstated within five years of the Policy's Date of Issue, or while the No Lapse Coverage provision (see "No Lapse Coverage") would be in effect if this Policy had not lapsed, all values, including the Loan Account Value, will be reinstated to the point they were on the date of lapse. However, the Guaranteed Death Benefit provision will not be reinstated.

        For Corporate VUL II, and Corporate VUL when the No Lapse Coverage provision (see "No Lapse Coverage") has expired, the Policy will be reinstated on the Monthly Deduction Day following our approval. This Policy's Total Account Value at reinstatement will be the Net Premium paid less the Monthly Deduction due that day. Any Loan Account Value will not be reinstated, and the Guaranteed Death Benefit will not be reinstated.


        If the Policy's Surrender Value less any Loan Account Value plus accrued interest is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.


        Policy Loans

        Unless otherwise required by state law, the maximum loan amount is 90% of the sum of the Fixed Account Value and the Separate Account Value less the surrender charge applicable at the time of the loan.

        An amount equal to what You receive for a loan, together with any interest added to the loan for due and unpaid interest, as described below, will be added to the Loan Account Value.

        Corporate VUL only

        Loans taken during the first ten Policy Years are considered Nonpreferred loans. Beginning in the eleventh Policy Year, up to 10% of the maximum loan amount available at the beginning of a Policy Year can be taken as a Preferred loan during that Policy Year. Amounts borrowed that are in excess of the maximum loan amount available for a Preferred loan will be considered a Nonpreferred loan.

        Corporate VUL and Corporate VUL II

        If a policy loan is requested, the amount to be borrowed will be withdrawn by Us from the funding options and Fixed Account Value in proportion to the value of the Policy attributable to each funding option and the Fixed Account. For Corporate VUL II and subject to state approval for Corporate VUL, repayments on the loan will be allocated in proportion to the value withdrawn from the Fixed Account, if any, and to the variable funding options according to the Policyowner's then current premium allocations. If state approval has not been received for Corporate VUL, repayments on the loan will be allocated among the funding options in the same proportion as the loan was taken from the funding options. The Loan Account Value will be reduced by the amount of any loan repayment.


        Interest on loans will accrue at an annual rate which will be the greater of:

        1) The monthly average (i.e., the Composite Yield on Corporate Bonds as published by Moody's Investors Service, Inc.) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or

        2) 5.0%.

        Increases to the current interest rate may occur only when the maximum interest rate is at least .5% higher than the interest rate in effect for the prior Policy Year.

        Decreases to the current interest rate will occur only when the maximum interest rate is at least .5% lower than the interest rate in effect for the prior Policy Year.

        We will notify You of the current interest rate charged for a loan at the time the loan is made. If Your Policy has a loan outstanding, we will notify You of any change in the interest rate before the new rate becomes effective.

        Interest is payable once a year on each anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any interest not paid when due becomes part of the loan and bears interest.


        We will credit interest on the Loan Account Value. The Loan Account Value for the Nonpreferred loans under Corporate VUL, and all loans under Corporate VUL II will be credited interest, during any Policy Year, at an annual rate that is the interest rate charged on the loan minus 1% for Corporate VUL, and minus a rate not to exceed .90% for Corporate VUL II. However, in no case will the credited interest rate be less than 4.0% annually.

        For Corporate VUL only, the Loan Account Value on Preferred loans will be credited interest at a rate equal to the interest rate charged. In no case will the credited interest rate be less than 5.0% annually.

         Policy Changes

         You may make changes to Your Policy as described below by submitting a written request to our Home Office in a form satisfactory to us.

         Increases: You may increase the Specified Amount of Your Policy any time subject to the following conditions:

[bullet] Satisfactory evidence of insurability may be required.


         For Corporate VUL,

[bullet] An increase in the Specified Amount will increase the Surrender Charge.

         [bullet] The Minimum Monthly Premium will be increased when the Specified Amount is increased.

         [bullet] An Increase in the Specified Amount will increase the Guaranteed Death Benefit amount and will increase the Guaranteed Death Benefit Premium.

         [bullet] The 5 year period as described in the No Lapse Coverage provision will restart on the Date of Issue of an increase.

         Decreases: Generally, You may decrease the Specified Amount of Your Policy; however, no decrease may reduce the Specified Amount below the minimum for the type of Policy (see "Death Benefit Options"), and the availability of decreases before the sixth Policy Year for Coporate VUL and before the eighth Policy Year for Corporate VUL II is subject to approval of this feature by state regulatory agencies and to the Company's satisfaction that the decrease is intended to meet a legitimate, non-insurance related business need of the Contractowner.

         The following additional rules apply to Corporate VUL Policies only:

[bullet] Any decrease in the Specified Amount will cause a decrease in the Guaranteed Death Benefit Premium. The Guaranteed Death Benefit Premium will be based on the new Specified Amount.

[bullet] Subject to state regulatory approval, at the time of a decrease, we will deduct a Surrender Charge from the Total Account Value. For this purpose, the Surrender Charge will be prorated according to the percentage the decrease amount bears to the Specified Amount before the decrease.

         Death Benefit Option Change:

         A Death Benefit Option change will be allowed, subject to the following conditions:

[bullet] The change will take effect on the Monthly Deduction Day on or next following the date on which the Company receives Your written request.

[bullet] Evidence of insurability may be required.

[bullet] For Corporate VUL only, the change in Death Benefit Option will not change the Surrender charge, but will affect the Guaranteed Death Benefit amount and the Guaranteed Death Benefit Premium.

[bullet] We will not allow a change in the Death Benefit Option if the Specified
         Amount will be reduced below the minimum.

[bullet] Changes from Option 1 to Option 2 are allowed at any time for Corporate
         VUL II and, subject to state regulatory approval, for Corporate VUL. If state regulatory approval has not been received, such changes are allowed for Corporate VUL only after the fifth Policy Year. The new Specified Amount will equal the Specified Amount less the Total Account Value at the time of the change.

[bullet] Changes from Option 2 to Option 1 are allowed at anytime. The new
         Specified Amount will equal the Specified Amount plus the Total Account Value as of the time of the change.

[bullet] Changes from Option 3 to 1 are allowed at anytime. The Specified Amount will be increased to equal the Specified Amount prior to the change plus the lesser of the Accumulated Premiums or the Total Account Value at the time of the change.

[bullet] Changes from Option 3 to 2 are allowed at any time for Corporate VUL II and, subject to state regulatory approval, for Corporate VUL. If state regulatory approval has not been received, such changes are allowed for Corporate VUL only after the fifth Policy Year. The Specified Amount will be reduced to equal the Specified Amount prior to the change minus the difference between the Total Account Value and the sum of the Accumulated Premiums at the time of the change.

[bullet] Changes from Options 1 or 2 to Option 3 are not allowed.


         Right to Examine the Policy

         The Policy has a Free-Look period during which You may examine the Policy. If for any reason You are dissatisfied, it may be returned to our Home Office for a refund. It must be returned within ten days after You receive the Policy and any written notice of withdrawal right, or within 45 days after You sign the application for the Policy, whichever occurs later. Some states provide a longer period of time to exercise these rights. Your Policy will indicate if you have more than 10 days to review the Policy. If You return (cancel) the Policy, we will pay a refund of (1) the difference between payments made and amounts allocated to the Separate Account, plus (2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus (3) any fees imposed on the amounts allocated to the Separate Account. Some state laws require the refund equal all premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears Your bank.

Death Benefit

         The Death Benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless You or the beneficiary have elected that it be paid under one or more of the Settlement Options or such options as we may choose to make available in the future. Payment of the Death Benefit may be delayed if the Policy is being contested. (See "Settlement Options.")

         While the Insured is living, You may elect a Settlement Option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless You have made an irrevocable election. A beneficiary who has elected Settlement Option 1 may elect another option within two years after the Insured's death.

         If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

Policy Settlement

         Settlement Options

         Proceeds in the form of Settlement Options are payable by the Company upon the Insured's death, upon Maturity of the Policy, or upon election of one of the Settlement Options (after any applicable Surrender Charges have been deducted).


         A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to us, and will take effect upon its filing at our Home Office. If no Settlement Option has been elected by the Policyowner when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election. If the Policy has been assigned, we must consent to the election of any Settlement Option. We may refuse to permit a Settlement Option if the payee is not a natural person. Also, the Annuitant's age plus the number of years for which payments are guaranteed under a Settlement Option may not exceed 95.

         The amount of the first payment for Settlement Options other than payment of interest on a sum left with us (whether on a fixed or variable basis) is determined, based on the option chosen, using the annuity rates specified in the Policy. This rate is the same regardless of whether an Annuitant is male or female.

         There may be different tax consequences associated with the various Settlement Options.

         The following are the currently available Settlement Options (others may become available):

           Settlement Options for Corporate VUL

           Option 1 -- Payment of interest on the sum left with us;

           Option 2 -- Payments for a stated number of years, at least three but no more than thirty. If variable payments are selected for this option, you may withdraw all or a portion of the remaining payments at any time.

           Option 3 -- Payments for the lifetime of the payee. If also chosen, we will guarantee payments for 60, 120, 180 or 240 months; or

           Option 4 -- Payments during the joint lifetimes of two payees. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

           a) 100% of the payment to continue to the survivor;

           b) 66 2/3% of the payment to continue to the survivor;

           c) 50% of the payment to continue to the survivor;

           d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor; or

           e) 100% of the payment to continue to the survivor if the survivor is the payee, and 50% of the payment to continue to the survivor if the survivor is the second payee.


           In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

           Proceeds applied under Option 1 will be held by us in the General Account. Proceeds in the General Account will be used to make payments on a fixed-dollar basis. We will add interest to such proceeds at an annual rate of not less than 3.0%. We may add interest daily at any higher rate.

           Under Option 1, the payee may later tell the Company to (a) pay to him or her a portion of all of the sum held by the Company; or (b) apply a portion of all of the sum held by the Company to another Settlement Option.

           Proceeds applied under Settlement Options 2, 3 and 4 will be held at the election of You or Your beneficiary: (a) in a fixed annuity using the General Account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options; or (c) a mix of
           (a) and (b). Proceeds held in Variable Annuity Account B will be used to make payments on a variable basis.


         Settlement Options For Corporate VUL II

         Options 1, 2 and 3 described below are available on either a fixed payment or a variable payment basis.

         For a fixed Settlement Option, the amount of the first and each subsequent payment is the same. That amount will be based on an interest rate of at least 3%.

         If our then current settlement option rate would provide higher payments on a comparable fixed payment annuity at the time payments commence, we also will use the higher rate for fixed Settlement Options under a Policy.

         Except to the extent noted below for Option 1, no withdrawals from or changes of a Settlement Option may be made under Options 1, 2 and 3 once payments begin.

         Option 1 - Payments for a stated number of years, but no more than thirty. The period must be for at least five years, but if variable payments are selected, you may withdraw all or a portion of the remaining payments at any time.

         Option 2 - Payments for the lifetime of the Annuitant. If also chosen, we will guarantee payments for a number of years from 5 to 30 or a "cash refund" upon the Annuitant's death. The cash refund election is available only if all amounts allocated to this Option 2 are on a fixed basis and are subject to that election. The amount of the cash refund is the difference between the amount applied to this annuity option at the time of settlement and the total amount of payments received under the option prior to the Annuitant's death.

         Option 3 - Life Income Based Upon the Lives of Two Annuitants - payments during the joint lifetimes of two Annuitants. Payments will continue until both Annuitants have died. When this option is chosen, a choice must be made of (a) 100%, 66 2/3% or 50% of the payment to continue after the first death; (b) payments for a minimum of 5 to 30 years, with 100% of the payment to continue after the first death; (c) 100% of the payment to continue to the surviving Annuitant if the survivor is the original payee, and 50% of the payment to continue to the survivor if the surviving Annuitant is the second payee; or (d) 100% of the payment to continue after the first death, with a "cash refund" feature comparable to that described for Option 2 above.

         Option 4 - Payment of interest on the sum left with us at 3% or such higher rate as we may, in our sole discretion, declare. After commencement of this option, the payee may make a Written Request to receive all or a portion of the amount held under this option as a lump sum or have it applied to one or more of the other available Settlement Options.

         Upon the death of the Annuitant(s), any remaining guaranteed payments will continue to the beneficiary unless the beneficiary elects to receive the present value of any remaining guaranteed payments in a lump sum. Such payments will be paid at least as rapidly as under the method of distribution then in effect. If the beneficiary dies while receiving payments, the present value of any remaining guaranteed payments will be paid in one sum to the beneficiary's estate.

         Although the foregoing discussion of Settlement Options is in terms of monthly payments, you may elect to receive quarterly, semi-annual or annual payments instead.

         No fixed or variable Settlement Option may be elected that would result in a first payment of less than $50 or that would result in total yearly payments of less than $250. If the proceeds payable are insufficient to elect an option for these minimum amounts, a lump-sum payment must be elected.

         Calculation of Variable Payment Settlement Options Values

         Variable Settlement Options will be supported by the then available Funds of the Company's Variable Annuity Account B (Account B), a separate account very similar to the Separate Account, except that Account B supports variable annuity benefits, rather than variable life insurance benefits. We reserve the right to impose a maximum limit of four Funds that can be used at any one time for a Settlement Option. We will provide an Account B prospectus in connection with selection of a Settlement Option. That prospectus will describe the available Funds, the cost and expenses of such Funds and the charges imposed on Account
         B. The available Funds may be, and the charges imposed on Account B are expected to be, different from those that relate to the Separate Account prior to commencement of a Settlement Option. Accordingly, you should review the Account B prospectus, as well as the prospectuses for Account B's underlying Funds, prior to selecting any variable payment Settlement Option.

         You make transfers among Funds under our administrative procedures in effect at the time. Currently, we limit the number of transfers to four per calendar year, but we can change this limit in the future.

         For a variable Settlement Option, the first payment is determined using an assumed interest rate of 3.5% or 5% as selected by the Policyowner or payee, as the case may be. Subsequent payments will vary based on Fund performance as discussed below. The initial payment will be higher if 5% is elected as the assumed interest rate; but subsequent payments will increase less with favorable fund performance (and decrease more with unfavorable Fund performance) than if 3.5% is elected.

         The amount of each variable annuity payment after the first is determined pursuant to a formula described in the Policies that is generally used by actuaries for making such calculations. Generally speaking, if the total return of the Fund for any month, less a deduction currently equivalent to an annual rate of 1.25% for mortality and expense risks which we expect to result in a profit to us, exceeds the Settlement Option's assumed interest rate (3.5% or 5%, as discussed above), the next variable payment will be larger than the previous one. On the other hand, if the Fund's total return for any month, as so adjusted, is less than the assumed rate, the next variable payment will be smaller than the previous one.

Term Insurance Rider


         The Policy can be issued with a Term Insurance Rider as a portion of the total Death Benefit. The Rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100 (up to 80 in New York for Corporate VUL II when the employer pays all premium). The Rider provides a vehicle for short-term insurance protection for Policyowners who desire lower required premiums under the Policy, in anticipation of growth in Total Account Value to fund life insurance coverage in later Policy Years. The amount of coverage provided under the Rider's Benefit Amount, varies from month to month.

         Corporate VUL

               The Benefit Amount is the greater of (a) or (b), where (a) is the Target Face Amount, which is an amount selected by You, or a percentage of the Total Account Value as described in the Policy if that percentage is greater than the Target Face Amount; less
               (i) the greater of the Policy's Specified Amount and Total Account Value, if Death Benefit Option 1 is in effect; or (ii) the Policy's Specified Amount plus the Total Account Value, if Death Benefit Option 2 is in effect; or (iii) the Policy's Specified Amount plus the Accumulated Premiums, if Death Benefit Option 3 is in effect; (b) is zero. The result of Death Benefit Option 3 will never be greater than the result of Death Benefit Option 2. We may limit the Target Face Amount selected.

         Corporate VUL II

               The Benefit Amount is the Target Face Amount minus the Specified Amount. However, if the Death Benefit of the Policy is defined as a percentage of the Total Account Value, the Benefit Amount is zero.

         The cost of the Rider is added to the Monthly Deductions, and is based on the Insured's premium class and Attained Age for Corporate VUL, or the Insured's premium class, Issue Age and the number of Policy Years elapsed for Corporate VUL II. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the Rider for that Policy Year. For Corporate VUL only, the cost for this Rider is added to our calculation of the Minimum Monthly Premium for no lapse protection and to our calculation of the Guaranteed Death Benefit Premium.


         If the Policy's Death Benefit increases as a result of an increase in Total Account Value (see "Life Insurance Qualification"), the Rider's Target Death Benefit will be reduced by an equivalent amount to maintain the total desired Death Benefit.

         The Rider's Death Benefit is included in the total Death Benefit paid under the Policy. (See "Death Benefit Options.")

The Company

         Aetna Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc. and an indirect wholly owned subsidiary of Aetna Inc.

         The Company is registered as an investment adviser under the Investment Advisers Act of 1940. It is also registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Directors & Officers

                                                               Business Experience
   Name and Address*       Position with Company               During Past 5 Years
Thomas J. McInerney     Director, President and     President (since September 1997), Aetna
                        Chairman, Executive         Life Insurance and Annuity Company;
                        Committee (Principal        President (since September 1997), Aetna
                        Executive Officer)          Insurance Company of America; President
                                                    (since September 1997), Aetna Retirement
                                                    Holdings, Inc.; President (since August
                                                    1997), Aetna Retirement Services, Inc.;
                                                    Executive Vice President (since August
                                                    1997), Aetna Inc.; Vice President, Strategy
                                                    (March 1997-August 1997), Aetna Inc.; Vice
                                                    President, Strategy, Finance, &
                                                    Administration (July 1995-April 1996),
                                                    Aetna Inc.; Vice President, Guaranteed
                                                    Products (November 1992-July 1995), Aetna
                                                    Inc.

J. Scott Fox            Director and Senior Vice    Managing Director, Chief Operating
                        President                   Officer, Chief Financial Officer (since
                                                    October 1997), Aeltus Investment
                                                    Management, Inc.; Senior Vice President,
                                                    Operations (since March 1997), Aetna Life
                                                    Insurance and Annuity Company; Managing
                                                    Director, Chief Operating Officer, Chief
                                                    Financial Officer, Treasurer (April
                                                    1994-March 1997), Aeltus Investment
                                                    Management, Inc.; Managing Director and
                                                    Treasurer (March 1987-September 1993),
                                                    Equitable Capital Management Corporation.

Timothy A. Holt         Director, Senior Vice       Senior Vice President, Business Strategy
                        President and Chief         & Finance, and Chief Financial Officer
                        Financial Officer           (since February 1996), Aetna Life
                                                    Insurance and Annuity Company; Vice
                                                    President, Portfolio Management/Investment
                                                    Group (August 1992-February 1996), Aetna
                                                    Life and Casualty Company.


                                       35


                                                               Business Experience
   Name and Address*       Position with Company               During Past 5 Years

John Y. Kim             Director and Senior Vice    President (since December 1995), Aeltus
                        President                   Investment Management, Inc.; Chief
                                                    Investment Officer (since 1994), Aetna
                                                    Services, Inc. (formerly Aetna Life and
                                                    Casualty Company); Managing Director
                                                    (September 1993-April 1994), Mitchell
                                                    Hutchins Institutional Investors (New
                                                    York, New York); Vice President and Senior
                                                    Portfolio Manager (October 1991-August
                                                    1993), Aetna Services, Inc. (formerly
                                                    Aetna Life and Casualty Company).

Shaun P. Mathews        Director and Senior Vice    Senior Vice President, Product Management
                        President                   (since September 1997); Vice President,
                                                    Products Group (since February 1996 to
                                                    September 1997), Senior Vice President,
                                                    Strategic Markets and Products (February
                                                    1993-February 1996), and Senior Vice
                                                    President, Mutual Funds (March
                                                    1991-February 1993), Aetna Life Insurance
                                                    and Annuity Company.


Thomas P. Waldron       Director                    Vice President, Human Resources
                                                    (since 1995), Aetna Inc.; Senior Vice
                                                    President, Human Resources (1990 to 1995),
                                                    Nielson Marketing Research, Chicago,
                                                    Illinois.


Kirk P. Wickman         Vice President, General     Vice President, General Counsel and
                        Counsel and Corporate       Corporate Secretary (since November 1996),
                        Secretary                   Aetna Life Insurance and Annuity Company;
                                                    Vice President and Counsel (June
                                                    1992-November 1996), Aetna Life Insurance
                                                    Company.

                                       36



Deborah Koltenuk        Vice President and          Vice President, Investment Planning and
                        Treasurer, Corporate        Financial Reporting (April 1996 to July
                        Controller                  1996), Aetna Life Insurance Company; Vice
                                                    President and Treasurer, Corporate
                                                    Controller (since March 1996), Aetna
                                                    Retirement Holdings, Inc., Vice President,
                                                    Investment Planning and Financial Reporting
                                                    (October 1994 to April 1996), The Aetna
                                                    Casualty and Surety Company and The
                                                    Standard Fire and Insurance Company;
                                                    Assistant Vice President, Finance and
                                                    Administration (June 1994 to October 1994),
                                                    Aetna Life Insurance Company; Controller
                                                    (September 1993 to June 1994), Aetna
                                                    Information Technology; Assistant Vice
                                                    President (December 1990 to September
                                                    1993), Aetna Life and Casualty Company.


Frederick D. Kelsven    Vice President and Chief    Vice President, Chief Compliance Officer
                        Compliance Officer          (since February 1997), Aetna Life
                                                    Assignment Company; Vice President & Chief
                                                    Compliance Officer (since November 1996),
                                                    Aetna Investment Services, Inc.; Director
                                                    of Compliance (January 1985 to September
                                                    1996), Nationwide Life Insurance Company.

        * The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut. These individuals may also be directors and/or officers of other affiliates of the Company.

        Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Aetna Casualty and Surety Company.

Additional Information

         Reports to Policyowners

         Within 30 days after each Policy Anniversary and before proceeds are applied to a Settlement Option, we will send You a report containing the following information:

         1) A statement of changes in the Total Account Value and Surrender Value since the prior report or since the Date of Issue, if there has been no prior report. This includes a statement of Monthly Deductions and investment results and any interest earnings for the report period;

         2) Surrender Value, Death Benefit, and any Loan Account Value as of the Policy Anniversary;

         3) A projection of the Total Account Value, Loan Account Value and Surrender Value as of the succeeding Policy Anniversary.

         If You have Policy values funded in a Separate Account You will receive, in addition, such periodic reports as may be required by the SEC.

         Some state laws require additional reports; these requirements vary from state to state.

         Right to Instruct Voting of Fund Shares

         In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

         The number of Fund shares which each Policyowner is entitled to direct a vote is determined by dividing the portion of Total Account Value attributable to a Fund, if any, by the net asset value of one share in the Fund. During the Settlement Option period, the number of votes is determined by dividing the Valuation Reserve (as defined below) attributable in the Fund, if any, by the net asset value of one share of the Fund. Fractional votes will be counted. Where the value of the Total Account Value or the Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund. The Valuation Reserve is established pursuant to the insurance laws of Connecticut to measure voting rights during the Settlement Option period and the value of a commutation right, if available, under Settlement Option 2 when elected on a variable basis.

         The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.

         Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policyowners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through Variable Life Account B.

         Policyowners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

         Disregard of Voting Instructions

         We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

         A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the Separate Accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

         State Regulation

         We are subject to regulation and supervision by the Insurance Department of the state of Connecticut, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the state of Connecticut and in other jurisdictions where they are offered.

         We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

         Legal Matters

         The Company knows of no material legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

         The legal validity of the securities described in the Prospectus has been passed on by Counsel of the Company.

         The Registration Statement

         A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in

         Washington, DC, upon payment of the SEC's prescribed fees.

         Distribution of the Policies


         We offer the Policies through life insurance salespersons and certain Home Office sales employees. Such persons are registered representatives of Aetna Investment Services, Inc., a wholly owned subsidiary of the Company, (which is a registered broker-dealer), or of other registered broker-dealers which have entered into distribution agreements with the Company. For Corporate VUL, the maximum commission payable by the Company to salespersons and their supervising broker-dealers for Policy distribution is 50% of the Guaranteed Death Benefit Premium to age 80, or, in the event of an increase in the Specified Amount, 50% of the Guaranteed Death Benefit Premium to age 80, attributable to the increase.

         For Corporate VUL II, maximum commission will equal 15% of the sum of first-year premiums up to Target Premium. In Policy Years two through five, maximum commission will equal 10% of the sum of premiums paid for each Policy Year up to the Target Premium. During Policy Years one through five, we will also pay a maximum of 3% of the sum of premiums paid each year in excess of the Target Premium. For each of Policy Years six and seven, maximum commission will equal 3% of the premiums paid, and an amount equal to .10% of the Total Account Value less any Loan Account Value as of the end of each month. For Policy Year eight and each year thereafter, maximum commission will equal .20% of Total Account Value less any Loan Account Value as of the end of each month.


         In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability of the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company. The Company may be deemed to be an underwriter for purposes of the federal securities laws.


         The registered representative may be required to return all or part of any commission if the Policy is not continued for a certain period.


         Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policyowner.


         Corporate VUL Policies are offered for sale in all jurisdictions where we are authorized to do business except Guam, Puerto Rico, and the Virgin Islands. We expect to offer Corporate VUL II policies for sale in all jurisdictions where we are authorized to do business and the Policies are approved by state regulators except Guam, Puerto Rico and the Virgin Islands.


         Records and Accounts

         Andesa, TPA, Inc., Suite 102, 1621 N. Cedar Crest Boulevard, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Aetna Life Insurance and Annuity Company as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

         All records and accounts relating to the Separate Accounts and the Funds will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by Andesa on behalf of the Company.

         Independent Auditors

         KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and the review of filings made with the SEC.


         Year 2000

         Aetna Inc. (referred to collectively with its subsidiaries and affiliates as "Aetna"), has developed and is currently executing a plan to make its computer systems and applications accommodate date-sensitive information relating to the Year 2000. The plan covers four stages including (i) inventory, (ii) assessment, (iii) remediation and (iv) testing and certification. Aetna is currently in the assessment or remediation stages of its plan for the systems and applications related to the Separate Account, including those relating to the Company, and Aeltus Investment Management, Inc., the subadviser to most Aetna affiliated mutual funds. Testing and certification of these systems is targeted for completion by mid 1999. The costs of these efforts will not affect the Separate Account.

         The Company, its affiliates and the mutual funds that serve as investment options for the Separate Account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna is currently examining its relationships with third parties as part of its Year 2000 plan. While the Company believes that United States securities industry participants generally are preparing their computer systems and applications to accommodate Year 2000 date-sensitive information, preparation by third parties is outside the Company's control. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.

Tax Matters

         General

         The following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.

         Federal Tax Status of the Company

         The Company is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of the Company's total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

         Under existing federal income tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, the Company does not intend to make provisions for any such taxes. However, the Company reserves the right to make a deduction for such taxes should they be imposed with respect to such items in the future.

         Life Insurance Qualification


         As described more fully on page 18, Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances (a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a

         Policyowner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's Total Account Value, and Policyowners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the Death Benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

         The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected Policyowners and will be made only after advance written notice.

         General Rules

         Upon the surrender or cancellation of any Policy, whether or not it is a Modified Endowment Contract, the Policyowner will be taxed on the Surrender Value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid Policy Loans will, upon surrender, be added to the Surrender Value and will be treated for this purpose as if it had been received.

         Assuming the Policy is not a Modified Endowment Contract, the proceeds of any Partial Surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed Partial Surrender amounts. However, Partial Surrenders made within the first 15 Policy Years may be taxable in certain limited instances where the Surrender Value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior Partial Surrenders. This result may occur even if the total amount of any Partial Surrenders does not exceed total premiums paid to that date.

         Loans received under the Policy will ordinarily be considered indebtedness of the Policyowner, and assuming the Policy is not considered a Modified Endowment Contract, Policy Loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."

         Modified Endowment Contracts

         A class of contracts known as "Modified Endowment Contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a Partial Surrender of any Policy that is considered to be a Modified Endowment Contract will differ from the general rules noted above.

         A contract will be considered a Modified Endowment Contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policyowner if the Policy is a Modified Endowment Contract.

         In addition, each Policy is subject to the 7-pay test during the first seven Policy Years following the time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest Death Benefit payable in the first seven Policy Years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven Policy Years may also cause a Policy to be considered a Modified Endowment Contract.

         If the Policy is considered to be a Modified Endowment Contract, the proceeds of any Partial Surrenders, any Policy Loans and most assignments will be currently taxable to the extent that the Policy's Total Account Value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to Policy Loans or Partial Surrender proceeds received during the two-year period prior to the time that a Policy becomes a Modified Endowment Contract. If the Policy becomes a Modified Endowment Contract, it may be aggregated with other Modified Endowment Contracts purchased by You from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

         A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any Policy Surrender or Policy Loan received by any Policyowner of a Modified Endowment Contract who is not an individual. Taxable policy distributions made to an individual who has not reached the age of 59 1/2 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).

         Diversification Standards

         Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

         Investor Control

         In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contractowner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., You), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

         The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policyowners were not owners of separate account assets. For example, a Policyowner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary or to limit the number of variable options available to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account.

         Other Tax Considerations

         Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's Total Account Value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or other financially interested in the Policyowner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the Policyowner's trade or business and are considered key persons.

         Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of
         (a) 5 individuals, or (b) the lesser of 5 percent of the total officers and employees of the taxpayor or 20 individuals. Deductible interest for these contracts will be capped based on applicable Moody's Corporate Bond Rate. Section 264 (f) denies a deduction for a portion of a Policyowner's otherwise deductible interest that is allocable to unborrowed policy cash values. The nondeductible interest amount is the amount that bears the same ratio to such interest as the company's average unborrowed cash values of life insurance and annuity policies issued after June 8, 1997 bears to the sum of the average unborrowed cash values of policies plus the average adjusted tax basis of other assets owned by the company. This provision does not apply to policies in which the insured is a 20 percent owner, officer, director or employee of the business, including policies jointly covering such individual and his or her spouse. The rule also will not apply where the

         Policyowner is a natural person, unless a trade or business is directly or indirectly the beneficiary of the policy.

         Depending on the circumstances, the exchange of a policy, a change in the Policy's Death Benefit Option, a Policy Loan, a Full or Partial Surrender, a change in Ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction.

         Misc. Policy Provisions

         The Policy

         The Policy which You receive and the application You make when You purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to You. Any application for changes, once approved by us, will become part of the Policy.

         Payment of Benefits

         All benefits are payable at our Home Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

         Age

         If age is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the current age.

         Incontestability

         We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy's Date of Issue. Our right to contest coverage is not affected by the Guaranteed Death Benefit provision.

         For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

         Suicide

         In most states, if the Insured commits suicide within two years from the Date of Issue, the only benefit paid will be the sum of:

         a) premiums paid less amounts allocated to the Separate Account; and

         b) the Separate Account Value on the date of suicide, plus the portion of the Monthly Deduction from the Separate Account Value, minus

         c) the amount necessary to repay any loans in full and any interest earned on the Loan Account Value transferred to the Separate Account Value, and any surrenders from the Fixed Account.

         If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the Monthly Deduction for the increase, in lieu of the face amount of the increase.

         All amounts described in (a) and (c) above will be calculated as of the date of death.


         Coverage Beyond Maturity

         You may, by written request at any time before the Maturity Date of this Policy, elect to continue coverage beyond the Maturity Date. At Age 100, the Separate Account Value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the Total Account Value of this Policy. Monthly Deductions will be calculated with a Cost of Insurance rate equal to zero. (This provision is not available in certain states including New York.)

         At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the Maturity Date. You should therefore consult with Your tax advisor prior to making this election. (See "Tax Matters.")

         Nonparticipation

         The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

                                    Appendix A

Illustrations of Death Benefit, Total Account Values and Surrender Values, Corporate Vul

The following tables illustrate how the Death Benefit, Total Account Values and Surrender Values of a Policy change with the investment experience of the Fund. The tables show how the Death Benefit, Total Account Values, and Surrender Values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, after tax annual rate of 0%, 6%, and 12%, respectively.

Tables I, II, V and VI illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class. Tables III, IV, VII and VIII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class. Tables I through IV show values under the Guideline Premium Test for the definition of life insurance, and Tables V through VIII show values under the Cash Value Accumulation Test for the definition of life insurance. The Death Benefit, Total Account Values, and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over the designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through the eleventh columns illustrate the Surrender Values of each Policy over the designated period. Tables I, III, V and VII assume that the maximum Cost of Insurance allowable under the Policy are charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable administrative expense charge of 0.50% on an annual basis, and the maximum allowable premium load of 10% up to the first year's Guaranteed Death Benefit Premium to age 80 and 5% over the Guaranteed Death Benefit Premium to age 80, are assessed in the first Policy Year and 5% on all premium in all Policy Years thereafter. Tables II, IV, VI and VIII assume that the current scale of Cost of Insurance Rates applies during all Policy Years. These tables also assume the current mortality and expense risk charge of 0.70% on an annual basis for the first 10 Policy Years and 0.20% for Policy Years 11 and thereafter, the current administrative expense charge of 0.30% on an annual basis, and the current premium load of 7% up to the first year's Guaranteed Death Benefit Premium to age 80 and 2% over the Guaranteed Death Benefit Premium to age 80 are assessed in the first Policy Year and 2% on all premium in all Policy Years thereafter.

The amounts shown for Death Benefit, Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross, after tax return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.

The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See the individual prospectuses for each Fund for more information.

In addition, a charge for mortality and expense risks of 0.70% for Policy Years 1-10 and 0.20% beginning in Policy Year 11 and thereafter (0.90% maximum) and administrative expenses of 0.30% (0.50% maximum) has also been reflected in the values shown. In addition, a charge for mortality and expense risks of 0.70% for Policy Years 1-10 and 0.20% beginning in Policy Year 11 and thereafter (0.90% maximum) and administrative expenses of 0.30% (0.50% maximum) has also been reflected in the values shown. After deduction of these amounts, the illustrated net annual return is -2.06%, 3.94% and 9.94% on the maximum charge basis and -1.66%, 4.34% and 10.34% on a current charge basis for Policy Years 1-10. The illustrated net annual return is -1.16%, 4.84% and 10.84% on a current charge basis for Policy Years 11 and thereafter.

A weighted average has been used for the illustrations assuming that the Policy Owner has invested in the Funds as follows: 4% in Aetna Variable Fund d/b/a Aetna Growth and Income VP; 8% in Aetna Income Shares d/b/a Aetna Bond VP; 10% in Aetna Variable Encore Fund d/b/a Aetna Money Market VP; 7% in Aetna Balanced VP (Formerly Aetna Investment Advisers Fund, Inc.); 0% in Aetna Value Opportunity VP (Formerly Aetna Variable Capital Appreciation Portfolio); 0% in Aetna Index Plus Large Cap VP (Formerly Aetna Variable Index Plus Portfolio); 0% in Aetna Growth VP (Formerly Aetna Variable Growth Portfolio); 0% in Aetna Small Company VP (Formerly Aetna Variable Small Company Portfolio); 20% in Fidelity's Variable Insurance Products Fund--Equity-Income Portfolio; 8% in Fidelity's Variable Insurance Products Fund--Growth Portfolio; 0% in Fidelity's Variable Insurance Products Fund--High Income Portfolio; 1% in Fidelity's Variable Insurance Products Fund--Overseas Portfolio; 2% in Fidelity's Variable Insurance Products Funds II--Asset Manager Portfolio; 9% in Fidelity's Variable Insurance Products Fund II--Contrafund Portfolio; 7% in the Janus Aspen Aggressive Growth Portfolio; 3% in Janus Aspen Balanced Portfolio; 0% in Janus Aspen Flexible Income Portfolio; 4% in Janus Aspen Growth Portfolio; 5% in the Janus Aspen Worldwide Growth Portfolio; 0% in MFS Total Return Series; 0% in MFS World Governments Series; 0% Oppenheimer Aggressive Growth Fund (Formerly Oppenheimer Capital Appreciation Fund); 0% Oppenheimer Global Securities Fund; 0% Oppenheimer Growth & Income Fund; 0% Oppenheimer Strategic Bond Fund; 7% in Portfolio Partners, Inc. MFS Emerging Equities Portfolio; 1% in Portfolio Partners, Inc. MFS Research Growth Portfolio; 0% in Portfolio Partners, Inc. MFS Value Equity Portfolio; 4% in Portfolio Partners, Inc. Scudder International Growth Portfolio and 0% in Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums were allocated to Variable Life Account B, and if no Policy loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                   Appendix B


Illustrations of Death Benefit, Total Account Values and Surrender Values, Corporate VUL II

The following tables illustrate how the Death Benefit, Total Account Values and Surrender Values of a Policy change with the investment experience of the Fund. The tables show how the Death Benefit, Total Account Values, and Surrender Values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, after tax annual rate of 0%, 6%, and 12%, respectively.

Tables I, II, VII and VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for fully underwriting issue. Tables III, IV, IX and X illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables V, VI, XI and XII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for simplified issue underwriting. Tables I through VI show values under the Guideline Premium Test for the definition of life insurance, and Tables VII through XII show values under the Cash Value Accumulation Test for the definition of life insurance. The Death Benefit, Total Account Values, and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the Death Benefit of a Policy over the designated period. The sixth through eighth columns illustrate the Total Account Values, while the ninth through the eleventh columns illustrate the Surrender Values of each Policy over the designated period. Tables I, III, V, VII, XI and VI assume that the maximum Cost of Insurance allowable under the Policy are charged in all Policy Years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable premium load of 15% up to the first year's Target Premium and 6% over the Target Premium, are assessed in the first Policy Year; the maximum allowable premium load of 10% up to the second year's Target Premium and 6% over the Target Premium, are assessed in the second Policy Year and 6% on all premium in all Policy Years thereafter, and an assumed average Premium Tax charge of 2% on all premium in all Policy Years. Tables II, IV, VI, VIII, X and XII assume that the current scale of Cost of Insurance Rates applies during all Policy Years. These tables also assume the current mortality and expense risk charge of 0.70% on an annual basis for the first 10 Policy Years and 0.35% for Policy Years 11 and thereafter, the current premium load of 10.5% up to the first year's Target Premium and 2.5% over the Target Premium are assumed in the first Policy Year, the current premium load of 7.5% up to the second through the fifth years' Target Premiums and 1.5% over the Target Premiums are assumed in the second through the fifth policy years, the current premium load of 3.5% up to the sixth and the seventh years' Target premiums and 1.5% over the Target Premiums are assumed in the sixth and the seventh policy years, 1.5% on all premium in all Policy Years thereafter, and an assumed average Premium Tax charge of 2% on all premium in all Policy Years. The values in all Tables also take into account a weighted average of Fund expenses as described below. See the Prospectus for each Fund for the Fund's particular level of total expenses.

A weighted average has been used for the illustrations assuming that the Policy Owner has invested in the Funds as follows: 4% in Aetna Variable Fund d/b/a Aetna Growth and Income VP; 8% in Aetna Income Shares d/b/a Aetna Bond VP; 10% in Aetna Variable Encore Fund d/b/a Aetna Money Market VP; 7% in Aetna Balanced VP (Formerly Aetna Investment Advisers Fund, Inc.); 0% in Aetna Value Opportunity VP (Formerly Aetna Variable Capital Appreciation Portfolio); 0% in Aetna Index Plus Large Cap VP (Formerly Aetna Variable Index Plus Portfolio); 0% in Aetna Growth VP (Formerly Aetna Variable Growth Portfolio); 0% in Aetna Small Company VP (Formerly Aetna Variable Small Company Portfolio); 20% in Fidelity's Variable Insurance Products Fund--Equity-Income Portfolio; 8% in Fidelity's Variable Insurance Products Fund--Growth Portfolio; 0% in Fidelity's Variable Insurance Products Fund--High Income Portfolio; 1% in Fidelity's Variable Insurance Products Fund--Overseas Portfolio; 2% in Fidelity's Variable Insurance Products Funds II--Asset Manager Portfolio; 9% in Fidelity's Variable Insurance Products Fund II--Contrafund Portfolio; 7% in the Janus Aspen Aggressive Growth Portfolio; 3% in Janus Aspen Balanced Portfolio; 0% in Janus Aspen Flexible Income Portfolio; 4% in Janus Aspen Growth Portfolio; 5% in the Janus Aspen Worldwide Growth Portfolio; 0% in MFS Total Return Series; 0% in MFS World Governments Series; 0% Oppenheimer Aggressive Growth Fund (Formerly Oppenheimer Capital Appreciation Fund); 0% Oppenheimer Global Securities Fund; 0% Oppenheimer Growth & Income Fund; 0% Oppenheimer Strategic Bond Fund; 7% in Portfolio Partners, Inc. MFS Emerging Equities Portfolio; 1% in Portfolio Partners, Inc. MFS Research Growth Portfolio; 0% in Portfolio Partners, Inc. MFS Value Equity Portfolio; 4% in Portfolio Partners, Inc. Scudder International Growth Portfolio and 0% in Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio.

The amounts shown for Death Benefit, Surrender Values, and Total Account Values reflect the fact that the net investment return is lower than the gross, after tax return on the assets held in each Fund as a result of expenses paid by each Fund and the Separate Account charges described above. After deduction of these amounts, the illustrated net annual return is -1.56%, 4.44% and 10.44% on the maximum charge basis and -1.36%, 4.64% and 10.64% on a current charge basis for Policy Years 1-10. The illustrated net annual return is -1.01%, 4.29% and 10.29% on a current charge basis for Policy Years 11 and thereafter.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit, Total Account Values, and Surrender Values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all Net Premiums were allocated to Variable Life Account B, and if no Policy loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, and underwriting classification, the Specified Amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

    CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 7 TO THE REGISTRATION STATEMENT

This Post-Effective Amendment No. 7 to Registration Statement No. 33-75248 is comprised of the following papers and documents:

[bullet] The facing sheet.

[bullet] One Corporate Variable Universal Life Prospectus (Corporate VUL) consisting of 64 pages

[bullet] The undertaking to file reports

[bullet] The undertaking pursuant to Rule 484

[bullet] Representation pursuant to Section 26(e)(2)(A) of the Investment
         Company Act of 1940

[bullet] The signatures

[bullet] Written consents of the following persons:

         A. Consent of Counsel (included as part of Exhibit No. 2 below)

         B. Actuarial Consent (included as part of Exhibit No. 6 below)

         C. Consent of Independent Auditors (included as Exhibit No. 7 below)

         The following Exhibits:

         1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:

           (1)       Resolution establishing Variable Life Account B(1)

           (2)       Not Applicable

           (3)(i)    Specialty Broker Agreement

           (3)(ii)   Life Insurance Broker-Dealer Agreements(2)

           (3)(iii) Restated and Amended Third Party Administration and Transfer Agent Agreement(3)

           (4)       Not Applicable

           (5)(i) Corporate VUL Policy (Containing information about Cash Value Accumulation Method of Death Benefit Options (70180-93US))(4)

           (5)(ii) Corporate VUL Policy (Containing Tables of percentages for the Guideline Premium Method for Death Benefit Options (70182-93US))(4)

           (5)(iii)  Term Rider (70181-94US) to Corporate VUL Policy
                     70182-93US(4)

           (5)(iv)   Amendment Rider (70284-1998) to CVUL Policy 70180-93US

           (5)(v)    CVULII Policy (70180-1998US)

           (5)(vi)   CVULII Policy (70182-1998US)

           (5)(vii) Term Insurance Rider (70181-1998US) to policies 70180-1998US and 70182-1998US

           (6)(i) Certificate of Incorporation of Aetna Life Insurance and Annuity Company(5)

           (6)(ii) Amendment of Certificate of Incorporation of Aetna Life Insurance and Annuity Company(6)

           (6)(iii) By-Laws as amended September 17, 1997 of Aetna Life Insurance and Annuity Company(7)

           (7)       Not Applicable

           (8)(i) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(6)

           (8)(ii) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated

                     February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996
                     and March 1, 1996(8)

           (8)(iii) Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997(9)

           (8)(iv) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(6)

           (8)(v) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, and March 1, 1996(8)

           (8)(vi) Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997

           (8)(vii) Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investment Institutional Operations Company dated November 1, 1995(8)

           (8)(viii) Amendment dated January 1, 1997 to Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company dated as of November 1, 1995(10)

           (8)(ix) Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation dated December 8, 1997(11)

           (8)(x) Service Agreement between Janus Capital Corporation and Aetna Life Insurance and Annuity Company dated December 8, 1997(11)

           (8)(xi) Fund Participation Agreement among MFS Variable Insurance Trust, Aetna Life Insurance and Annuity Company and Massachusetts Financial Services Company(12)

           (8)(xii) First Amendment dated September 3, 1996 to Fund Participation Agreement among MFS Variable Insurance Trust, Aetna Life Insurance and Annuity Company and Massachusetts Financial Services Company(13)

           (8)(xiii) Second Amendment dated March 14, 1997 to Fund Participation Agreement among MFS Variable Insurance Trust, Aetna Life Insurance and Annuity Company and Massachusetts Financial Services Company(14)

           (8)(xiv) Fund Participation Agreement between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc.(14)

           (8)(xv) Service Agreement between Oppenheimer Funds, Inc. and Aetna Life Insurance and Annuity Company(14)

           (9)       Not Applicable

           (10)(i)   Application (70158-93)

           (10)(ii)  Application (70159-93)

           (10)(iii) Application Supplement (70276-97 (3/98))

           (10)(iv)  Application Supplement (70277-97 (3/98))

           (10)(v)   Application Supplement (70183-93)

           (10)(vi)  Premium Allocation Supplement (AppFunds)


        2.    Opinion and Consent of Counsel*

        3.    Not Applicable

        4.    Not Applicable

        5.    Not Applicable

        6     Actuarial Opinion and Consent*

        7.    Consent of Independent Auditors*

        8.    Copy of Power of Attorney(15)

*To be filed by Amendment

1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed electronically on February 16, 1996 (Accession No. 0000912057-96-0027723).

2. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed electronically on February 16, 1996 (Accession No. 0000912057-96-0027723).

3. Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on November 26, 1997 (Accession No. 0000950146-97-001792).

4. Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form S-6 (File No. 33-75248), as filed electronically on April 22, 1997.

5. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed electronically on April 15, 1996.

6. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 11, 1997.

7. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed electronically on October 30, 1997 (Accession No. 0000950146-97-001589).

8. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed electronically on June 28, 1996.

9. Incorporated by Reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed electronically on February 9, 1998 (Accession No. 0000950146-98-000179).

10. Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on September 29, 1997 (Accession No. 0000950146-97-001485).

11. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed electronically on December 31, 1997 (Accession No. 0000950146-97-001982).

12. Incorporated by reference Post-Effective Amendment No. 26 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on February 21, 1997 (Accession No. 0000950146-97-000226).

13. Incorporated by reference Post-Effective Amendment No. 24 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on September 16, 1996 (Accession No. 0000912057-96-020393).

14. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed electronically on
    April 16, 1997 (Accession No. 0000950146-97-000617).

15. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No. 333-27337), as filed electronically on December 9, 1997 (Accession No. 0000950146-97-001872). In addition, a certified copy of the resolution adopted by the Depositor's Board of Directors authorizing filings pursuant to a power of attorney as required by Rule 478 under the Securities Act of 1933 is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed electronically on April 12, 1996 (Accession No. 0000912057-96-006383).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, has duly caused this Post-Effective Amendment No. 7 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 24th day of February, 1998.

                                           VARIABLE LIFE ACCOUNT B OF AETNA LIFE
                                           INSURANCE AND ANNUITY COMPANY
                                              (Registrant)

(SEAL)

ATTEST:  /s/ Karen A. Peddle
         ---------------------------------
             Karen A. Peddle
             Assistant Corporate Secretary


                                   By:  AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                          (Depositor)

                                   By:  Thomas J. McInerney*
                                        ---------------------------------------
                                        Thomas J. McInerney
                                        Principal Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature                      Title                                   Date

Thomas J. McInerney*           Director and President           )
-----------------------------  (Principal Executive Officer)    )
Thomas J. McInerney                                             )
                                                                )
                                                                )
                                                                )  February
J. Scott Fox*                  Director                         )  24, 1998
-----------------------------                                   )
J. Scott Fox                                                    )
                                                                )
                                                                )
Timothy A. Holt*               Director                         )
-----------------------------                                   )
Timothy A. Holt                                                 )

John Y. Kim*                   Director                         )
-----------------------------                                   )
John Y. Kim                                                     )
                                                                )
                                                                )
Shaun P. Mathews*              Director                         )
-----------------------------                                   )
Shaun P. Mathews                                                )
                                                                )
                                                                )
Thomas P. Waldron*             Director                         )
-----------------------------                                   )
Thomas P. Waldron                                               )
                                                                )
                                                                )
Deborah Koltenuk*              Vice President and Treasurer,    )
-----------------------------  Corporate Controller             )
Deborah Koltenuk                                                )


By:    /s/ Mary Katherine Johnson
       ______________________________
       Mary Katherine Johnson
      *Attorney-in-Fact

                             VARIABLE LIFE ACCOUNT B
                                  EXHIBIT INDEX


Exhibit No.   Exhibit                                                      Page
-----------   -------                                                      ----

99-1.1        Resolution of the Board of Directors of Aetna Life             *
              Insurance and Annuity Company establishing Variable Life
              Account B

99-1.3(i)     Specialty Broker Agreement                                   _____

99-1.3(ii)    Life Insurance Broker-Dealer Agreements                        *

99-1.3(iii)   Restated and Amended Third Party Administration and            *
              Transfer Agent Agreement

99-1.5(i)     Corporate VUL Policy (Containing information about Cash        *
              Value Accumulation Method of Death Benefit Options)
              (70180-93US)

99-1.5(ii)    Corporate VUL Policy (Containing Tables of percentages         *
              for the Guideline Premium Method for Death Benefit
              Options) (70182-93US)

99-1.5(iii)   Term Rider (70181-94US) to Corporate VUL Policy                *
              70182-93US

99-1.5(iv)    Amendment Rider (70284-1998) to CVUL Policy 70180-93US       _____

99-1.5(v)     CVULII Policy (70180-1998US)                                 _____

99-1.5(vi)    CVULII Policy (70182-1998US)                                 _____

99-1.5(vii)   Term Insurance Rider (70181-1998US) to policies              _____
              70180-1998US and 70182-1998US

99-1.6(i)     Certificate of Incorporation of Aetna Life Insurance and       *
              Annuity Company

99-1.6(ii)    Amendment of the Certificate of Incorporation of Aetna         *
              Life Insurance and Annuity Company


*Incorporated by reference

Exhibit No.   Exhibit                                                      Page
-----------   -------                                                      ----

99-1.6(iii)   By-Laws as amended September 17, 1997 of Aetna Life            *
              Insurance and Annuity Company

99-1.8(i)     Fund Participation Agreement between Aetna Life                *
              Insurance and Annuity Company, Variable Insurance
              Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994,
              February 1, 1995, May 1, 1995, January 1, 1996 and March
              1, 1996

99-1.8(ii)    Fifth Amendment dated as of May 1, 1997 to the Fund            *
              Participation Agreement between Aetna Life Insurance and
              Annuity Company, Variable Insurance Products Fund and
              Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
              1, 1995, January 1, 1996 and March 1, 1996

99-1.8(iii)   Sixth Amendment dated November 6, 1997 to the Fund             *
              Participation Agreement between Aetna Life Insurance and
              Annuity Company, Variable Insurance Products Fund and
              Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
              1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997

99-1.8(iv)    Fund Participation Agreement between Aetna Life                *
              Insurance and Annuity Company, Variable Insurance
              Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994,
              February 1, 1995, May 1, 1995, January 1, 1996 and March
              1, 1996

*Incorporated by reference

Exhibit No.   Exhibit                                                      Page
-----------   -------                                                      ----

99-1.8(v)     Fifth Amendment dated as of May 1, 1997 to the Fund            *
              Participation Agreement between Aetna Life Insurance and
              Annuity Company, Variable Insurance Products Fund II and
              Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
              1, 1995, January 1, 1996, and March 1, 1996

99-1.8(vi)    Sixth Amendment dated as of January 20, 1998 to the Fund     _____
              Participation Agreement between Aetna Life Insurance and
              Annuity Company, Variable Insurance Products Fund II and
              Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May
              1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997

99-1.8(vii)   Service Agreement between Aetna Life Insurance and             *
              Annuity Company and Fidelity Investment Institutional
              Operations Company dated November 1, 1995

99-1.8(viii)  Amendment dated January 1, 1997 to Service Agreement           *
              between Aetna Life Insurance and Annuity Company and
              Fidelity Investments Institutional Operations Company dated as of November 1, 1995

99-1.8(ix)    Fund Participation Agreement among Janus Aspen Series          *
              and Aetna Life Insurance and Annuity Company and Janus
              Capital Corporation dated December 8, 1997

99-1.8(x)     Service Agreement between Janus Capital Corporation and        *
              Aetna Life Insurance and Annuity Company dated December
              8, 1997

99-1.8(xi)    Fund Participation Agreement among MFS Variable Insurance      *
              Trust, Aetna Life Insurance and Annuity Company and
              Massachusetts Financial Services Company

99-1.8(xii)   First Amendment dated September 3, 1996 to Fund                *
              Participation Agreement among MFS Variable Insurance
              Trust, Aetna Life Insurance and Annuity Company and
              Massachusetts Financial Services Company

99-1.8(xiii)  Second Amendment dated March 14, 1997, to Fund Participation    *
              Agreement among MFS Variable Insurance Trust, Aetna Life
              Insurance and Annuity Company and Massachusetts Financial
              Services Company

99-1.8(xiv)   Fund Participation Agreement between Aetna Life Insurance      *
              and Annuity Company and Oppenheimer Variable Annuity
              Account Funds and Oppenheimer Funds, Inc.

99-1.8(xv)    Service Agreement between Oppenheimer Funds, Inc. and          *
              Aetna Life Insurance and Annuity Company.

99-1.10(i)    Application (70158-93)                                       _____

99-1.10(ii)   Application (70159-93)                                       _____

99-1.10(iii)  Application Supplement (70276-97(3/98))                      _____

99-1.10(iv)   Application Supplement (70277-97(3/98))                      _____


*Incorporated by reference

Exhibit No.   Exhibit                                                      Page
-----------   -------                                                      ----

99-1.10(v)    Application Supplement (70183-93)                            _____

99-1.10(vi)   Premium Allocation Supplement (APPFunds)                     _____

99-2          Opinion and Consent of Counsel                                **

99-6          Actuarial Opinion and Consent                                 **

99-7          Consent of Independent Auditors                               **

99-8          Copy of Power of Attorney                                     *

 *Incorporated by reference
**To be filed by amendment